SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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      Section 240.14a-12

                                   ASA LIMITED
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                     (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear ASA Shareholder:

At an important Special Meeting of Shareholders to be held on __________, your Board of Directors is asking you to vote on revisions to ASA's investment policies and conforming changes to ASA's corporate documents, its Memorandum of Association and By-Laws . These revisions are designed to respond to fundamental changes taking place in the structure of the gold mining industry.

Gold producers are becoming fewer, larger and more internationally focused. This has been particularly true with respect to South African companies, several of which have changed, or plan to change, their place of domicile. This new focus reflects the end of South Africa's economic isolation and the desire of its gold mining companies to expand exploration and production globally.

We intend to continue our emphasis on gold mining and other extractive industries, such as diamonds and platinum. Although we will continue to favor investment in South Africa, exploration and development today is occurring primarily in other countries throughout the world. The ability to globalize our Company's investment portfolio provides us with the opportunity to extend the life of our underlying gold investments and enhance our long term viability and growth. It also allows us to continue, if we choose, our investment in South African companies who elect to change their place of domicile.

Your Board feels that it is in the best interest of your Company for you to approve the proposals described in detail in the enclosed proxy statement. I urge you to consider and vote on these very important matters.

In order to make sure that your vote is represented, please indicate your vote on the enclosed proxy form, date and sign it, and return it in the enclosed envelope regardless of whether or not you plan to attend the meeting. If you do attend the meeting, you may revoke your proxy at the meeting and vote in person.

                                    Sincerely,


                                    Robert J.A. Irwin
                                    Chairman of the Board

                                   ASA LIMITED

                                  PADDOCK VIEW
                               36 WIERDA ROAD WEST
                           SANDTON 2196, SOUTH AFRICA

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                 NOTICE OF EXTRAORDINARY MEETING OF SHAREHOLDERS

                             -----------------------

      NOTICE IS HEREBY GIVEN that an Extraordinary Meeting of Shareholders of ASA LIMITED (the Company) will be held on [_______, ________ __, 2000, at __:__ a.m., New York City time, at the ________________, New York, NY, USA,] for the purpose of considering and acting upon the following business:

            1. To change the Company's subclassification under the Investment Company Act of 1940 from a diversified to a non-diversified company and eliminate fundamental investment restrictions related thereto.

            2. To eliminate one of the Company's fundamental investment restrictions concerning the concentration of its investments and amend another.

            3. To adopt a Special Resolution amending and restating the Company's Articles of Association, which resolution is required by law to be stated in full and which is as follows:

            RESOLVED, as a Special Resolution, that the Articles of Association be amended and restated as indicated in Exhibit A to this Notice of Extraordinary Meeting of Shareholders.

            4. Such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on _______ __, 2000 as the record date for the determination of the shareholders of the Company entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                          ROBERT J.A. IRWIN
                                          CHAIRMAN OF THE BOARD AND TREASURER

_______ __, 2000

      Each shareholder entitled to vote at the meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the meeting and to vote and speak on his or her behalf. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE, SIGN AND INDICATE VOTING INSTRUCTIONS ON THE

ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED envelope. Any shareholder who submits a completed proxy form is entitled to attend the meeting and to vote in person, should that shareholder decide to do so.

                                 PROXY STATEMENT

                                -----------------

                     SOLICITATION AND REVOCATION OF PROXIES

    The enclosed proxy is solicited by the Board of Directors of ASA Limited (the Company) for use at the Annual Meeting of the Company's shareholders (the Meeting) to be held on _______ __, 2000. The proxy may be revoked by the shareholder at any time prior to its use at the Meeting by an instrument in writing delivered to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932 or delivered to him at the Meeting.

      The expense of preparing, assembling, printing and mailing the form of proxy and the material used for the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, the Company will retain D.F. King & Co., Inc., New York, NY, to aid in the solicitation of proxies. Such solicitation will be by mail and telephone. For these services the Company will pay D.F. King & Co., Inc. a fee, plus reimbursement of its out-of-pocket expenses and disbursements, estimated in the aggregate at approximately $[35,000]. The Company will also reimburse brokers, nominees and fiduciaries who are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of such shares. The approximate mailing date of the proxy statement and form of the proxy will be ______ __, 2000.

                              VOTING AT THE MEETING

      Only shareholders of record at the close of business on _______ __, 2000 will be entitled to vote except that a person who at least 48 hours before the meeting satisfies the directors that he has the right to transfer shares into his name in consequence of the death or bankruptcy of any shareholder of record shall be entitled to vote such shares. Proof of any such right should be presented to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, NJ 07932. There are [9,600,000] shares of the Company outstanding, each of which is entitled to one vote. Each valid proxy received in time will be voted at the Meeting in favor of each proposal except as contrary instructions are indicated, in which event such instructions will be followed.

      The Company knows of one beneficial owner who owns more than five percent of the Company's outstanding shares.

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                                           Amount and nature
         Name and address of                of beneficial          Percent
         beneficial owner(s)                ownership(1)(2)        of class
         -------------------                --------------        --------

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   President and Fellows of Harvard             505,400             5.3%
               College
   c/o Harvard Management Co., Inc.
         600 Atlantic Avenue
           Boston, MA 02110
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      (1) Number of shares beneficially owned as of June 30, 2000 per Schedule 13G filed on the EDGAR system with the Securities and Exchange Commission on February 11, 2000.

      (2) The President and Fellows of Harvard College have sole voting power with respect to 505,400 shares and sole dispositive power with respect to 505,400 shares.

      The Company's [Annual Report for the fiscal year ended November 30, 1999, and Interim Report for the six months ending May 31, 2000,] including financial statements, have previously been delivered to shareholders or accompany this proxy statement and will also be mailed to each person who becomes a shareholder of the Company on or before ______ __, 2000.

                                     QUORUM

      The  Company's  organizational  documents  provide  that the presence at a shareholder meeting, in person or by proxy of holders of a majority of the shares of the Company then issued and outstanding and entitled to vote constitutes a quorum at all general meetings. In addition, the South African Companies Act No. 61 of 1973 (Companies Act) requires that three shareholders entitled to vote at the meeting be present personally to constitute a quorum. Thus, the Meeting cannot take place on its scheduled date if less than a majority of the outstanding shares entitled to vote are represented or if three such shareholders are not present personally. If, within half an hour from the time scheduled for the Meeting, a quorum of shareholders is not present, the meeting shall stand adjourned to the same day the next week at the same time and place, or to such other day, time and place as the directors may by notice to the shareholders appoint. If a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from the Company's shareholders. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are represented (in person or by proxy) at the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders.

      In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting, but will not be counted as "votes cast," and, thus, will have no effect on the result of the vote.

                             CURRENCY EXCHANGE RATES

      The Company is a South African company and its only office is located in South Africa. Its accounts are maintained and most of its transactions are effected in rand, the currency of the Republic of South Africa. Rand amounts are, therefore, used in this proxy statement except for payments made in United States dollars. Dollar figures in parentheses are dollar equivalents of rand amounts at the exchange rates in effect at the time of the transactions. The official exchange rate floats under supervision of the South African Reserve Bank. On May 31, 2000 the official exchange rate was R___ to the dollar ($0.__ to the rand). For a fuller discussion of the effect of fluctuations in the currency exchange rate, see the Company's Annual Report for 1999 or Interim Report for May 2000.

                 GENERAL INFORMATION ABOUT PROPOSALS 1 AND 2

      The Company is subject to two types of investment policies. The first type of investment policy is called a "fundamental" policy, which can only be changed by a vote of shareholders. The second type of investment policy is called a non-fundamental policy, which can be changed by a vote of a majority of the Board of Directors. In other words, the changing of a non-fundamental investment policy does not require a shareholder vote.

      Currently, the Company is subject to a number of fundamental policies relating to the diversification of its portfolio and its concentration of investments in certain issuers. These existing policies are described in Proposals 1 and 2 below. As discussed in greater detail below, to enable the Company to better respond to changes in the gold mining and other extractive industries, the Board of Directors has recommended that shareholders approve the amendment or elimination of these policies. If shareholders approve all of the proposed changes to the fundamental policies, the changes would become "new fundamental policies" and would not be able to be changed in the future without shareholder approval.

      As described in Proposal 1, the proposed changes to the Company's existing fundamental policies on the amount the Company may invest in the securities of a single issuer will give the Company greater investment flexibility. However, if Sub-Proposals 1A, 1B and 1C are approved by shareholder, the Board will adopt a non-fundamental policy requiring the Company's portfolio to maintain a certain level of diversification. This non-fundamental policy is described at the beginning of Proposal 1. Because it is non-fundamental, it may be changed by a vote of the Board of Directors (i.e., without shareholder approval).

                              SHAREHOLDER PROPOSALS

PROPOSAL 1:       TO   CHANGE   THE  COMPANY'S   SUBCLASSIFICATION   UNDER   THE
                  INVESTMENT  COMPANY  ACT  OF  1940  FROM  A  DIVERSIFIED  TO A
                  NON-DIVERSIFIED  COMPANY AND ELIMINATE FUNDAMENTAL  INVESTMENT
                  RESTRICTIONS RELATED THERETO.
                  (This Proposal involves separate votes on Sub-Proposals 1A, 1B and 1C.)

      The Company is currently subject to a number of restrictions concerning the amount in which it may invest in the securities of a single issuer. These restrictions are described in the Sub-Proposals set forth below. Provided that shareholders approve all of the proposed changes in Sub-Proposals 1A, 1B and 1C, the Board has approved that the Company operate under the following non-fundamental investment restriction:

            The Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of that issuer.

      If  adopted,   this  non-fundamental   investment   restriction  would  be
changeable by a vote of a majority of the Company's Board of Directors, I.E. shareholder approval is not required to change a non-fundamental policy.

      Recent consolidation in the gold mining industry has reduced the number of issuers in which the Company may invest. Given this reduction in issuers, the Board believes the Company should have greater flexibility to invest its assets in a single issuer. To the extent the Company were to invest to a greater extent in a single issuer than is currently permitted, the Company could be subject to greater investment risk. However, it is not anticipated that the proposed changes will result in a material change to the management or level of investment risk associated with an investment in the Company. In addition, recent restructurings in the gold mining industry have resulted in a change of country of incorporation and/or location of principal office out of South Africa by certain firms and the further internationalization of historically South African mining companies as these firms diversify their production into new areas. These trends reflect the end of South Africa's economic isolation as well as global trends toward expanding mining exploration and production into new areas. Their implication for the Company is the need to adapt to the times and not to adhere to a rigid percentage of investment in issuers by place of domicile.

SUB-PROPOSAL 1A:  TO  CHANGE  THE   COMPANY'S   SUBCLASSIFICATION   UNDER  THE
                  INVESTMENT  COMPANY  ACT OF  1940  FROM A  DIVERSIFIED  TO A
                  NON-DIVERSIFIED COMPANY.

      The Company currently operates as a diversified fund for purposes of the Investment Company Act of 1940 (1940 Act). Pursuant to the 1940 Act, a diversified fund may not purchase securities of any one issuer, if as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations.

      Pursuant to the 1940 Act, a non-diversified fund is any fund other than a diversified fund. Although the 1940 Act does not place any investment limits on a non-diversified fund, the Board has approved the non-fundamental restriction set forth above which would become effective if this proposal is approved.

      The Board has approved, subject to shareholder approval, changing the fund from a diversified to a non-diversified fund for purposes of the 1940 Act.

SUB-PROPOSAL 1B:  TO ELIMINATE FUNDAMENTAL  INVESTMENT  RESTRICTION CONCERNING
                  THE PERCENTAGE OF ASSETS WHICH THE COMPANY MAY INVEST IN THE SECURITIES OF ANY ONE ISSUER.

      The Company is currently subject to the following fundamental investment restriction:

      (9) THE PERCENTAGE OF ITS ASSETS WHICH REGISTRANT MAY INVEST IN THE SECURITIES OF ANY ONE ISSUER. It is the policy of Registrant not to purchase the securities of any issuer if immediately after and as a result of such purchase the market value of such securities, and all other securities of the same issuer owned by Registrant, shall exceed 20% of the value of Registrant's total assets, determined in such manner as may be approved by the Board of Directors of Registrant and applied on a consistent basis (subject to the limitations of Section 2(a)(41) of the Investment Company Act of
            1940), except securities issued or guaranteed by the Government of the Republic of South Africa or any instrumentality thereof; PROVIDED, HOWEVER, that Registrant may not purchase the securities of any issuer if immediately after and as a result of such purchase the market value of such securities, and all other securities of the same issuer owned by Registrant, shall exceed 10% of the value of Registrant's total assets, so determined, if either (a) such purchase will result in more than 40% of the value of Registrant's total assets consisting of investments in companies each of which investments exceeds 10% of the value of Registrant's total assets or
            (b) such 40% limitation is already exceeded.

      For the reasons discussed above, the Board has approved, subject to shareholder approval, the elimination of the foregoing restriction.

SUB-PROPOSAL 1C:  TO  ELIMINATE  FUNDAMENTAL  INVESTMENT  RESTRICTION CONCERNING
                  THE PERCENTAGE OF VOTING SECURITIES OF ANY ONE ISSUER WHICH THE COMPANY MAY ACQUIRE.

      The Company is currently subject to the following fundamental investment restriction:

      (10)  THE  PERCENTAGE  OF  VOTING  SECURITIES  OF  ANY  ONE  ISSUER  WHICH
            REGISTRANT MAY ACQUIRE. It is the policy of Registrant not to purchase securities of any issuer if immediately after and as a result of such purchase Registrant shall own more than 10% of any class of outstanding securities of such issuer, except securities issued or guaranteed by the Government of the Republic of South Africa or any instrumentality thereof.

      For the reasons discussed above, the Board has approved, subject to shareholder approval, the elimination of the foregoing restriction.

REQUIRED VOTE: Approval of each Sub-Proposal requires the affirmative vote of a majority of the Company's outstanding voting securities, which means the vote of: (1) more than 50% of the outstanding voting securities of the Company; or
(2) 67% or more of the voting securities of the Company present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting, whichever is less.

Approval of one Sub-Proposal is not contingent on the approval of any other Sub-Proposal.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR SUB-PROPOSALS 1A, 1B AND 1C. UPON SHAREHOLDER APPROVAL, THE PROPOSED CHANGES WILL BECOME EFFECTIVE IMMEDIATELY. IF ANY SUB-PROPOSAL IS NOT APPROVED, THAT POLICY OR RESTRICTION WILL REMAIN UNCHANGED.

PROPOSAL 2:       TO  ELIMINATE  ONE  OF  THE COMPANY'S  FUNDAMENTAL  INVESTMENT
                  RESTRICTIONS  CONCERNING THE  CONCENTRATION OF ITS INVESTMENTS
                  AND AMEND ANOTHER.

      The Company currently is subject to the following two fundamental investment restrictions relating to the concentration of its investments (Concentration Restrictions):

      (a) GENERAL. It is the policy of Registrant to invest over 50% of the value of its total assets in the common shares or securities convertible into common shares of companies conducting, as the major portion of their business, gold mining and related activities in the Republic of South Africa. It is expected that most of such companies will have reached the production stage. The balance of Registrant's total assets, other than minor amounts which may be held in cash, may (i) be invested in common shares or securities convertible into common shares of companies engaged in other business of varied types in the Republic of South Africa, (ii) be held in the form of gold bullion or certificates of deposit therefor to be purchased, directly or indirectly, with South African rand (provided that Registrant's holdings in the form of gold bullion or certificates of deposit therefor may not exceed 25% of the value of Registrant's total assets) and/or (iii) be invested in common shares or securities convertible into common shares convertible into common shares of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate (provided that Registrant's investment in such companies may not exceed 20% of the value of Registrant's total assets).

     (b)(5) THE CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES. It is the policy of Registrant to invest over 50% of the value of its total assets in the common shares or securities convertible to common shares of companies conducting, as the major portion of their business, gold mining and related activities in the Republic of South Africa. It is expected that most of such companies will have reached the production stage.

      The Board has approved, subject to shareholder approval, eliminating Concentration Restriction (a) above and amending Concentration Restriction
(b)(5) as follows:

            THE CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES. It is the policy of Registrant to invest over 50% of the value of its total assets at the time of purchase in the common shares or securities convertible to common shares of companies conducting, as the major portion of their business, gold mining and related activities.

      The 1940 Act requires that an investment company which has a policy of concentrating in a particular industry maintain at least 25% of its total assets in that industry. Nothing in the 1940 Act requires concentration in South
African issuers, whether they be involved in the gold mining business as currently is required under (a) and (b)(5) above, or in South African issuers involved in the extractive industries or real estate as currently is required by
(a) above. The Board believes that eliminating Concentration Restriction (a) and amending Concentration Restriction (b)(5) in the manner proposed will provide the Company additional investment flexibility while maintaining its primary focus on investing in securities of companies which derive a major portion of their business from the gold mining industry and related activities. The Company also intends to continue its secondary focus on investing in securities of companies involved in other extractive businesses (such as diamonds, platinum and the like) and related activities.

REQUIRED VOTE: Approval proposal No. 2 requires the affirmative vote of a majority of the Company's outstanding voting securities, which means the vote of: (1) more than 50% of the outstanding voting securities of the Company; or
(2) 67% or more of the voting securities of the Company present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting, whichever is less.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 2. THE AMENDED FUNDAMENTAL CONCENTRATION RESTRICTION, UPON SHAREHOLDER APPROVAL, WILL BECOME EFFECTIVE IMMEDIATELY. IF PROPOSAL NO. 2 IS NOT APPROVED, THE COMPANY'S CURRENT FUNDAMENTAL CONCENTRATION RESTRICTION WILL REMAIN UNCHANGED.

PROPOSAL 3:       TO APPROVE THE  COMPANY'S  AMENDED AND RESTATED  ARTICLES OF
                  ASSOCIATION.

      Certain provisions of the Company's Articles of Association (Articles), as discussed below, are inconsistent with other provisions of the Articles or are now inconsistent with or are no longer required by the 1940 Act or the Companies

Act. This causes undue confusion and uncertainty in corporate governance and may delay or prevent the Company from taking necessary corporate actions in a timely manner.

      The Board has approved, subject to shareholder approval, amending and restating the Articles as shown in the attached Exhibit A. The Board believes that the proposed Amended and Restated Articles will allow the Company to respond more efficiently to legal, regulatory and economic changes in countries in which the Company invests and will increase shareholder participation in corporate governance of the Company.

      Material changes to the Articles are discussed below:

A.    TO AMEND THE COMPANY'S VOTING REQUIREMENT FOR A SPECIAL RESOLUTION.

      The Articles provide that the Company may not amend its Memorandum of Association or the Articles, create new shares, reduce its capital, voluntarily dissolve, reorganize or merge with another company, except by Special Resolution. Pursuant to Article 18 of the Articles, a Special Resolution must be passed at a meeting at which a majority of the shares entitled to vote are present, in person or by proxy, by the affirmative vote of the greater of (i) a majority of all the outstanding shares, or (ii) at least 75% of the shares present in person or by proxy (Special Resolution Voting Requirement). This Special Resolution Voting Requirement provides a higher voting standard than the Companies Act currently requires and makes it unnecessarily difficult for the Company to adapt to legal, regulatory and economic developments.

      The Board has approved, subject to shareholder approval, amending Article 18 as follows:

            A Special Resolution for the purposes of these Articles is a resolution adopted at a meeting duly called for the purpose on at least 21 (twenty-one) days' notice, at which at least 25% of the total votes of all members entitled to vote are represented in person or by proxy; and adopted by the affirmative vote of at least 75% of the total votes to which members present in person or by proxy are entitled.

B. TO AMEND THE ARTICLES TO PERMIT ELECTRONIC SOLICITATION AND VOTING BY SHAREHOLDERS.

      Article 39 provides that shareholder proxies must be "in writing under the hand of the person granting such proxy." Methods of proxy solicitation have changed a great deal in recent years. As a result, proxies now often are solicited and appointed, and shareholder votes are cast, via telephone, facsimile, computer and other electronic methods (Electronic Solicitation and Voting). Electronic Solicitation and Voting saves an investment company time and money because the company may use less expensive and time-consuming methods to solicit and count votes and proxies. In addition, a company is more likely to get a quorum with the initial proxy solicitation because shareholders find it easier to respond electronically. This saves the company the cost of subsequent solicitations.

      South African corporate law is silent on the issue of whether Electronic Solicitation and Voting is permissible. However, South African courts frequently rely on English law and there is English precedent for the proposition that a shareholders meeting conducted using modern technology will not be invalidated because the law did not foresee the development of the technology. However, the Companies Act does require that at least three members entitled to vote be personally present or represented at the meeting. Thus, electronic voting will only be permissible at meetings where at least three members are personally present or represented by proxy and where those members' votes are not cast electronically.

      The Board has approved, subject to shareholder approval, amending Article 39 as follows:

            Votes may be given in person, electronically or by proxy. A proxy may be appointed in writing or electronically, via telephone, facsimile, computer or any other method to deliver an instrument that will enable a shareholders to appoint a proxy to vote the shareholders' shares at a meeting. If the shareholder is a company or corporation, the proxy shall be executed or signed in such form as will be binding under the governing documents of that company, or shall be in the form of a resolution of the board of the company, certified by the chairman or secretary of that board. The holder of the power of attorney of a shareholder may (if so authorized by the power of attorney) appoint a proxy or vote for and represent that shareholder at any meeting of the Company.

C.    TO AMEND THE VOTE REQUIRED TO AMEND A FUNDAMENTAL INVESTMENT POLICY.

      Sub-Article 10.2 provides that the Company cannot change from a diversified to a non-diversified company or deviate from any fundamental investment policy "unless authorized by a vote of a majority of its members." A "member" essentially is a record holder, which includes nominee holders representing the interests of numerous beneficial owners.

      South  African  law does not  require the  special  vote  provided  for in
Sub-Article 10.2 and Sub-Article 10.2 imposes a different and higher voting requirement than the 1940 Act. Under the 1940 Act a fundamental investment policy may be changed upon approval of the lesser of (1) more than 50% of the outstanding voting securities of the Company; or (2) 67% or more of the outstanding voting securities of the Company at a shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy. In each case the 1940 Act measures the number of shares held by a shareholder, rather than the number of shareholders in the company. Further, the 1940 Act provides record owners with one vote for each share held. Under Sub-Article 10.2, each member would get one vote regardless of how many or how few shares they represented. Also, to amend a fundamental policy, Sub-Article 10.2 requires the approval of a majority of all members, not just a percentage of those represented at the meeting. Sub-Article 10.2 also raises practical difficulties because U.S. proxy services are not equipped to count a vote by member.

      The  Board  has  approved,  subject  to  shareholder  approval,   amending
Sub-Article 10.2 as follows:

            When and so long as the Company shall be registered under the Investment Company Act, unless authorized by a vote of the lesser of
            (1) more than 50% of the outstanding voting securities of the Company; or (2) 67% or more of the outstanding voting securities of the Company at a shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, the Company shall not:

D. TO CHANGE CERTAIN CORPORATE OPERATING POLICIES AND PROCEDURES TO CONFORM WITH THE 1940 ACT AND THE COMPANIES ACT.

      Several Articles refer generally to the Companies Act Number 46 of 1926 (the 1926 Act) or to specific sections of the 1926 Act. The 1926 Act has been replaced by the Companies Act No. 61 of 1973 (Companies Act). The references to the 1926 Act now are incorrect. The Board has approved, subject to shareholder approval, amending Articles which refer to the 1926 Act or specific parts of the 1926 Act to refer generally to the Companies Act, as amended or substituted from time to time.

      Certain other Articles stipulate procedures required by the Companies Act or the 1940 Act. However, these Articles do not conform to the current requirements of the Companies Act or the 1940 Act. The Board has approved, subject to shareholder approval, amending the following Articles to conform to the Companies Act and 1940 Act current requirements:

      Article 28 provides that the quorum for a general shareholders meeting of the Company is "a majority of the shares then issued and outstanding and entitled to vote, present in person or represented by proxy." Section 190 of the Companies Act requires that the minimum quorum for a shareholders meeting is three members entitled to vote present in person. A corporation which is a member may be present by a representative. The Board has approved, subject to shareholder approval, amending Article 28 to conform to the current Companies Act requirement.

      Sub-Article 6.2(b)(1) provides that the Board must select the independent accountant thirty days before or after the beginning of the fiscal year. However, the 1940 Act provides additional flexibility by allowing the Board to select the accountant "before the annual meeting of stockholders in that year." Sub-Article 6.2(b)(2) provides that the Board may fill a vacancy of the independent accountant. The 1940 Act requires that this vacancy be filled subject to vote of a majority of the disinterested directors, cast in person at a meeting called for the purpose. The Board has approved, subject to shareholder approval, amending Sub-Article 6.2(b) to conform to 1940 Act requirements.

      Sub-Article 7.1 sets forth certain requirements regarding custody of the Company's assets. These requirements reflect certain requirements of the 1940 Act, as well as certain requirements under an exemptive order issued by the Securities and Exchange Commission (SEC) to the Company in 199_. In 2000, the SEC issued an amended order allowing the Company greater flexibility in using foreign subcustodians. The Board has approved, subject to shareholder approval, amending Sub-Article 7.1 to reflect the terms of the 2000 order and to provide for flexibility in custody arrangements to the extent that the SEC amends the 2000 order.

      Sub-Article 11.1(4) provides that an investment advisory agreement will automatically terminate upon assignment by the investment adviser. The 1940 Act stipulates that an investment advisory agreement must provide for its automatic termination in the event of its assignment. The 1940 Act does not specify assignment by the investment adviser. The Board has approved, subject to shareholder approval, amending Sub-Article 11.1(4) to conform to 1940 Act requirement.

REQUIRED VOTE: Approval proposal No. 3 requires the affirmative vote of holders of the greater of (i) a majority of all the outstanding shares, or (ii) at least 75% of the shares of the Company represented at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 3. THE AMENDED AND RESTATED ARTICLES, UPON SHAREHOLDER APPROVAL, WILL BECOME EFFECTIVE FOLLOWING THE ADJOURNMENT OF THIS MEETING. IF PROPOSAL NO. 3 IS NOT APPROVED, THE COMPANY'S CURRENT ARTICLES WILL REMAIN UNCHANGED.

                              SHAREHOLDER PROPOSALS

      In order for a shareholder proposal to be included in the Proxy Statement and Proxy for the 2001 Annual Meeting, the proposal must be received by the Company no later than August 30, 2000.

                                  OTHER MATTERS

      The management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

                                          ASA LIMITED

                                          ROBERT J.A. IRWIN
                                          CHAIRMAN OF THE BOARD AND TREASURER

_______ __, 2000

                                       ASA LIMITED

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P The signer on the reverse side of this proxy, a shareholder of ASA Limited, hereby appoints Henry R. Breck and Lawrence G. Nardolillo, and
R each of them, proxies with power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held on [_________ ___,
O 2000, at _:_ a.m., New York City time, at the ______________, New York, NY, USA,] and all adjournments thereof, all shares of the Company
X      standing  in his name.

       The shareholder may here write the name of a proxy of his own choice to vote his shares

       ------------------------------------------------------------------------

       The   shareholder   may  here  write  the  name  of  an  alternate  proxy

       ------------------------------------------------------------------------

       A majority of said proxies, or their substitutes, who shall be present and acting at said meeting (or in case but one shall be present and acting, then that one) shall have and may exercise all the powers of said proxies hereunder.

       Each shareholder entitled to vote at the meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the meeting and to vote and speak on his behalf.


WHETHER OR NOT YOU EXPECT TO ATTEND THE  MEETING            -----------
YOU ARE  REQUESTED  TO DATE AND SIGN THIS  PROXY            SEE REVERSE
AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.                SIDE
                                                            -----------

   X    PLEASE MARK YOUR                                                  0224
        VOTES AS IN THIS                                          -------
        EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED, IN CASE NO INSTRUCTIONS ARE GIVEN AS TO ANY ITEMS SET FORTH IN THIS PROXY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE IN FAVOR OF SUCH ITEMS, AND IN THE DISCRETION OF THE PROXIES NAMED HEREIN, UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

   --------------------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSALS 1A, 1B, 1C, 2 AND 3
   --------------------------------------------------------------------------

1. Approval of changes to the Company's subclassification under the Investment Company Act of 1940 from a diversified to a non-diversified Company and approval of the elimination of fundamental investment restrictions related thereto:

                                                                                                        FOR    AGAINST   ABSTAIN


          1A.  Approval of changes to the Company's subclassification under the Investment              [ ]      [ ]       [ ]
               Company Act of 1940 from a diversified to a non-diversified Company.

          1B.  Elimination of fundamental investment restriction concerning the percentage              [ ]      [ ]       [ ]
               of assets which the Company may invest in the securities of any one issuer.

          1C.  Elimination of fundamental investment restriction concerning the percentage              [ ]      [ ]       [ ]
               of voting securities of any one issuer which the Company may acquire.

2.       Elimination of one of the Company's fundamental investment restrictions concerning the         [ ]      [ ]       [ ]
         concentration of its investments and amendment of another.

3.       Approval of the Company's Amended and Restated Articles of Association.                        [ ]      [ ]       [ ]









SIGNATURE(S)                                    DATE
            ----------------------------------       ---------
NOTE: Please sign exactly as name appears hereon. Joint
      owners   should  each  sign.   When   signing  as
      Executor, Administrator, Trustee or Guardian, please give full title as such.

                                                                       EXHIBIT A


                       THE COMPANIES ACT NUMBER 61 OF 1973

                          (A COMPANY LIMITED BY SHARES)

                                - - - - - - - - -

                             ARTICLES OF ASSOCIATION

                                       OF

                                   ASA LIMITED

                             ARTICLES OF ASSOCIATION

                                   ASA LIMITED

                                      INDEX

Caption                                                           Section
-------                                                           -------

Preliminary
Certificates
Transfer of Shares                                                  12
Amendments to Memorandum and Articles of Association                18
Reduction, Consolidation and Sub-Division of Shares                 22
Borrowing Powers                                                    23
General Meetings                                                    24
Proceedings at General Meetings                                     27
Votes of Members                                                    36
Directors                                                           43
Rotation of Directors                                               50
Proceedings of Directors                                            57
Seal                                                                66
Powers of Directors                                                 67
Transfer Offices                                                    69
Dividend                                                            70
Capitalization                                                      74
Reserve Fund                                                        76
Accounts                                                            78
Audit                                                               83
Notices                                                             89
Indemnity                                                           98
United States Requirements                                          101

                                                                  By-Law
                                                                  ------

Definitions, Interpretations and References                         One
Situation of Offices                                                Two
Board of Directors                                                 Three
Officers                                                           Four
Capital Stock Certificates and Transfers                           Five
Accounts, Audit and Reports                                         Six
Custodian                                                          Seven
Ineligibility of Certain Persons                                   Eight
Transactions with Affiliates                                       Nine
Investment Policy                                                   Ten
Investment Advisers and Principal Underwriters                    Eleven

Proxies, Voting Trusts, Circular Ownership                        Twelve
Reorganizations and Exchanges                                    Thirteen
Liquidation upon Certain Contingencies                           Fourteen
Changes in By-Laws and Memorandum of Association                  Fifteen
Responsibility of Directors                                       Sixteen

                              P R E L I M I N A R Y

                                       1.

      In these Articles, unless the context otherwise requires, expressions defined in the Companies Act, 1973 (as amended or substituted from time to time) shall have the meanings so defined; words importing the singular shall include the plural and vice-versa, and words importing persons shall include bodies corporate; the words and expressions following shall have the following meanings, namely:-

"THE COMPANIES  ACT"          means the Companies  Act, 1973 (as
                              amended or substituted from time to time).

"THE OFFICE"                  means the  Registered  Office for the time
                              being of the Company.

"THE REGISTER"                means the Register of Members to be kept
                              pursuant to the Companies Act.

"YEAR"                        means calendar year.

"MONTH"                       means calendar month.

"IN WRITING" or  "WRITTEN"    means and  includes  words printed,  autographed,
                              represented or produced in any mode in a visible form.

"SECRETARY"                   includes  any  person  appointed  to  perform  the
                              duties of Secretary temporarily.

"SIGN" and "SIGNATURE"        include lithography,  printing and names impressed
                              with an india-rubber or other kind of stamp.

"GAZETTE"                     means the  Government  Gazette of the  Republic of
                              South Africa.

                                       2.

      The Regulations contained in Table "A" to the Companies Act shall not apply to this company.

                                       3.

      None of the funds of the Company shall be employed in the purchase of, or lent on the security of the shares of the Company, or of any company to which it is subsidiary, and the Company shall not, except as authorized by the Companies Act, give any financial assistance for the purpose of or connected with any purchase of shares in the Company.

                                       4.

      The shares shall be under the control of the Company in General Meeting which may, by a Resolution, direct that the Directors allot or otherwise dispose of the same to such persons, on such terms and conditions and either at a premium or otherwise, and at such times as the Directors think fit. The Directors shall not allot any shares to, nor shall any member be entitled to transfer any shares to, any person who is ordinarily resident in the Republic of South Africa, nor to a company incorporated in the Republic of South Africa.

                                       5.

      As regards all allotments of shares from time to time made, the Directors shall comply with the Companies Act.

                                       6.

      The Company may at any time pay a commission to any person for subscribing or agreeing to subscribe (whether absolutely or conditionally) for any shares of the Company, or procuring or agreeing to procure subscriptions (whether absolute or conditional) for any shares, but so that if the commission in respect of shares shall be paid or payable out of capital, the statutory conditions and requirements shall be observed and complied with, and the amount or rate of commission, whether payable out of profits or capital, or both, shall not exceed 9% (nine per centum) of the price at which the shares are issued.

                                       7.

      Save as herein otherwise provided, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof, and accordingly shall not, except as ordered by a Court of competent Jurisdiction, or as by the Companies Act required, be bound to recognize any trust, charge, encumbrance, lien or other claim to, or interest in, such share on the part of any other person.

      Notwithstanding anything provided in this Article or Articles 11, 16 and 17 the Directors may specially authorize any person including a transfer agent
(a) to record for the benefit of interested parties and to give effect thereto on the Company's register any trust or fiduciary interest or like interest, any ownership in common or joint ownership, or any ownership in consequence of death, or (b) to deliver any Certificate of Shares registered in the name of two or more persons to any person authorized to receive the same.

                                  CERTIFICATES

                                       8.

      The Certificates of title to shares shall be issued under the authority of the Directors in such manner, and form, as the Directors may from time to time prescribe, and shall, if under the Seal of the Company, bear the autographic signature of one or more Directors and of the Secretary, and, if not under the seal of the Company, shall bear the autographic signatures of two or more Directors and of the Secretary, and/or the Transfer Secretary, provided, that where any such Certificate is signed by a Transfer Agent and a Registrar, the signature of any such Director and of the Secretary and the Seal may be a facsimile.

                                       9.

      Every member shall without payment, subject to ARTICLE 11, be entitled to receive within two months after allotment of shares to him or lodgment of a transfer of shares to or by him (or within such other period as the conditions of issue shall provide) one certificate (or if the Directors so approve and upon payment of a fee not exceeding ten cents, several certificates each for one or more than one shares) for all the shares registered or remaining registered in his name. Every certificate shall denote the numbers of shares to which it relates.

                                       10.

      If any certificate be worn out or defaced, then upon production thereof to the Directors, they may order the same to be cancelled, and may issue a new certificate in lieu thereof, and if any certificate be lost or destroyed, then upon proof thereof to the satisfaction of the Directors, and on such indemnity as the Directors deem adequate being given, and after such advertisement as the Directors may approve, a new certificate in lieu thereof shall be given to the person entitled to such lost or destroyed certificate. In the case of loss or destruction, that member to whom the new certificate is given shall repay to the Company all expenses incidental to the investigation by the Company of the evidence of such destruction or loss, and of the indemnity. The Directors may make a charge not exceeding 10 (ten) cents as they may from time to time think fit for any certificate issued under this Article.

                                       11.

      The Certificate of Shares registered in the names of two or more persons shall be delivered to the person first named on the register in respect thereof.

                               TRANSFER OF SHARES

                                       12.

      The instrument of transfer of any share shall be signed by the transferor, and the transferor shall be deemed to remain the holder of such share until the name of the transferee is entered in the Register in respect thereof. Transfer of shares shall be made by the person named in the certificate representing such shares or by his attorney lawfully constituted, and upon surrender of such certificate properly endorsed. Transfers of shares shall only be made at the transfer office of the Company designated for such purposes by the Directors.

                                       13.

      The instrument of transfer of any share shall be in writing in the usual common form, or as near thereto as circumstances will permit.

                                       14.

      The Directors may decline to register any transfer or transmission of shares to any person or company giving an address in the Republic of South
Africa or to any person who is ordinarily resident in the Republic of South Africa or to a company incorporated in the Republic of South Africa.

                                       15.

      The transfer books and registers of members may, upon notice being given by advertisement in the Gazette and a newspaper circulating in the City of New York, State of New York, United States of America, be closed during such time as the Directors think fit, not exceeding in the whole 60 (sixty) days in each year.

                                       16.

      The Executors or Administrators of a deceased member (not being one of several joint holders) shall be the only persons recognized by the Company as having any title to the shares registered in the name of such member, and in case of the death of any one or more of the joint holders of any registered shares, the survivor shall be the only person recognized by the Company as having any title to, or interest in, such shares.

                                       17.

      Any person becoming entitled to shares in consequence of the death or bankruptcy of any member, upon producing proper evidence of the grant of Probate or Letters of Administration or such other evidence that he sustains the character in respect of which he proposed to act under this Article, or of his title, as the Directors think sufficient, may be registered as a member in respect of such shares, or may, subject to the regulations as to transfer hereinbefore contained, transfer such shares.

      This Article is hereinafter referred to as "TRANSMISSION ARTICLE".

                          AMENDMENTS TO MEMORANDUM AND
                             ARTICLES OF ASSOCIATION

                                       18.

      The Company may not, except by a Special Resolution, amend its Memorandum of Association or these Articles of Association, increase its capital by the creation of new shares, authorize or issue any securities senior in preference to its ordinary shares, reduce its capital or voluntarily dissolve, nor may it reorganize or merge with or into another company except by a Special Resolution or upon the approval of a majority in number representing 75% (seventy-five per centum) in value of the Company's creditors or of its shareholders present at meetings called for that purpose and the approval of the High Court of the Republic of South Africa. A Special Resolution for the purposes of these Articles is a Special Resolution as determined in the Companies Act.

                                       19.

      The new shares created by such a Special Resolution shall be issued upon such terms and conditions as the Special Resolution shall direct, or if the Special Resolution so directs, as the Directors may determine.

                                       20.

      The SPECIAL RESOLUTION may direct that the new shares, or any of them, shall be offered in the first instance and either at par or at a premium, to all the then holders of shares, in proportion to the amount of capital held by them, or make other provisions as to the issue and allotment of the new shares; BUT the SPECIAL RESOLUTION may authorize the Directors to issue and allot the new shares on such terms and conditions as they think fit.

                                       21.

Except so far as otherwise provided by the conditions of issue, or by these presents, any capital raised by the creation of new shares shall be considered part of the original capital, and shall be subject to the provisions herein contained with reference to transfer and transmission, and otherwise.

                          REDUCTION, CONSOLIDATION AND
                             SUB-DIVISION OF SHARES

                                       22.

      The Company may from time to time by SPECIAL RESOLUTION reduce its capital and any capital reserve fund, in any manner and with and subject to any incident authorized and consent required by law, subdivide or consolidate its shares or any of them, or cancel shares which have not been taken up or agreed to be taken up by any person.

                                BORROWING POWERS

                                       23.

      The Directors may from time to time (subject as hereinafter in these Articles of Association provided) exercise all the powers of the Company to borrow or raise money and in such manner and on such terms as they may think fit.

                                GENERAL MEETINGS

                                       24.

      GENERAL MEETINGS referred to in these Articles shall be called either "ANNUAL MEETINGS" or "EXTRAORDINARY MEETINGS". All such meetings shall be held at any place in the United States of America as the Board of Directors shall determine. An Annual Meeting of the Company shall be held at least once in every calendar year, and not more than thirteen months after the holding of the last preceding Annual Meeting.

                                       25.

      The Chairman of the Board of Directors, the Treasurer or the Directors may, whenever he or they think fit, convene an Extraordinary Meeting and they shall, on the requisition of one hundred members of the Company or of members of the Company holding at the date of the deposit of the requisition not less than one-twentieth of the issued shares of the Company, within fourteen days of the deposit of the requisition, issue a notice to members convening an Extraordinary Meeting of the Company for a date not less than twenty-one and not more than thirty-five days from the date of the notice.

                                       26.

      An Annual Meeting and a meeting called for the passing of a Special Resolution shall be called by twenty-one days' notice in writing at the least, and a meeting of the Company, other than an Annual Meeting or a meeting for the passing of a Special Resolution, shall be called by fourteen days' notice in writing at the least. The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given, and shall specify the place the day and the hour of meeting, and, in the case of special business, the general nature of that business, and shall be given in manner hereinafter mentioned or in such other manner, if any, as may be prescribed by the Company in General meeting, to such persons as are, under the regulations of the Company, entitled to receive such notices from the Company and to the New York Stock Exchange.

                         PROCEEDINGS AT GENERAL MEETINGS

                                       27.

      The business of an Annual Meeting shall be to receive and consider the Balance Sheets and Accounts, the reports of the Directors and Auditors, the election of Directors and the appointment of Auditors of the Company, in the place of those retiring by rotation or otherwise, and the transaction of any other business which, under these presents, ought to be transacted at an Annual Meeting, and any business which is brought under consideration by the Report of the Directors laid before such meeting. All other business transacted at an ANNUAL MEETING and all business transacted at an EXTRAORDINARY MEETING shall be deemed special.

                                       28.

      Three members entitled to vote, personally present, or if a member is a body corporate, represented, shall constitute a quorum at all general meetings, and no business shall be transacted at any general meeting unless the requisite quorum be present.

                                       29.

      The Chairman of Directors, or in his absence the Deputy Chairman (if any) shall be entitled to take the chair at every General Meeting. If there be no Chairman or Deputy Chairman, or, if at any meeting he shall not be present within ten minutes after the time appointed for holding the meeting, or is unwilling to act, the Directors may choose a Chairman, and in default of their doing so, the members present shall choose, one of the Directors to be Chairman, and if no Director present be willing to take the Chair, shall choose one of their number to be Chairman.

                                       30.

      If within half-an-hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon such requisition as aforesaid, shall be dissolved; but in any other case it shall stand adjourned to the same day in the next week at the same time and place, or to such other day, time and place as the Directors may by notice to the shareholders appoint.

                                       31.

      Every question submitted to a meeting shall be decided by the vote of a majority of the shares represented at the meeting, whether in person or by proxy.

                                       32.

      At any General Meeting, unless a poll is duly demanded in terms of the Companies Act a declaration by the Chairman that a resolution has been carried, or carried by a particular majority, shall be final, and an entry to that effect in the book of proceedings of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favor of or against such Resolution.

                                       33.

      If a poll is demanded as aforesaid, it shall be taken in such manner and at such time and Place as the Chairman of the meeting directs, and either at once or after an interval or adjournment, and the result of the poll shall be deemed to be the Resolution of the meeting at which the poll was demanded. The demand of a poll may be withdrawn. In case of any dispute as to the admission or rejection of a vote, the Chairman shall determine the same and such determination made in good faith shall be final and conclusive.

                                       34.

      The Chairman of a General Meeting may, with the consent of the Meeting, adjourn the same from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place, and the Chairman shall adjourn a general meeting as required by the Companies Act.

                                       35.

      The demand of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded. A poll demanded on a question of adjournment shall be taken at the meeting without adjournment.

                                VOTES OF MEMBERS

                                       36.

      Every holder of Shares present in person or represented by proxy at a general meeting of the Company shall be entitled to one vote for each share held by him on a show of hands and at a poll every holder of shares present in person or represented by proxy shall be entitled to one vote for every share held by him.

                                       37.

      Any person entitled under the Transmission Article to transfer any share may vote at any General Meeting in respect thereof in the same manner as if he were the registered holder of such shares, provided that 48 hours at least before the time of holding the meeting, or adjourned meeting, as the case may be, at which the person proposes to vote, he shall satisfy the Directors of his right to transfer such shares, unless the Directors shall have previously admitted his right to vote at such meeting in respect thereof.

                                       38.

      Where there are joint registered holders of any share, any one of such persons may vote at any meeting, either personally or by proxy, in respect of such share as if he were solely entitled thereto; and if more than one of such joint holders be present at any meeting, personally or by proxy, that one of the said persons so present whose name stands first on the register in respect of such shares shall alone be entitled to vote in respect thereof. Where there are several executors or administrators of a deceased member in whose sole names any shares stand, any of such Executors or Administrators may vote in respect of such share, unless any other of such Executors or Administrators is present at the meeting at which such a vote is tendered, and objects to the vote.

                                       39.

      Votes may be given in person, electronically or by proxy. A proxy may be appointed in writing or electronically, via telephone, facsimile, computer or any other method to deliver an instrument that will enable a shareholders to appoint a proxy to vote the shareholders' shares at a meeting. If the shareholder is a company or corporation, the proxy shall be executed or signed in such form as will be binding under the governing documents of that company, or shall be in the form of a resolution of the board of the company, certified by the chairman or secretary of that board. The holder of the power of attorney of a shareholder may (if so authorized by the power of attorney) appoint a proxy or vote for and represent that shareholder at any meeting of the Company.

                                       40.

      No instrument appointing a proxy shall be valid after the expiration of eleven months from the date of its execution.

                                       41.

      A vote in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death of the principal, or revocation of the power, or transfer of the share in respect of which the vote is given, provided no intimation in writing of the death, revocation or transfer shall have been received at the office or by the Chairman of the meeting before the vote is given.

                                       42.

      Every instrument of proxy whether for a specified meeting or otherwise shall, as nearly as circumstances will admit, be in such form as the Directors may approve.

                                    DIRECTORS

                                       43.

      Subject to the provisions of the Companies Act, unless otherwise determined by the Company by special resolution at a general meeting, the number of Directors shall not be less than five (5) nor more than fifteen (15). At least a majority of the Directors of the Company shall at all times be citizens and residents of the United States of America.

                                       44.

      A Director shall not, until otherwise determined by a General Meeting, be required to hold any shares in the capital of the Company as a qualification for office.

                                       45.

      Unless otherwise determined by the Company in General Meeting, the Directors shall be paid out of the funds of the Company by way of remuneration for their services at the rate determined by them from time to time.

                                       46.

      The Directors shall be paid all their traveling and other expenses properly and necessarily expended by them in and about the business of the Company, including their attendance at meetings of the Board of Directors of the Company wherever held, and if any Director shall be required to perform extra services, or to go or reside abroad, or shall be otherwise specially occupied about the Company's business, he shall be entitled to receive a remuneration to be fixed by the Directors, and such remuneration may be either in addition to or in substitution for his remuneration provided for in the last preceding Article.

                                       47.

      The continuing Directors may act notwithstanding any vacancy in their body; but so that if the number falls below the minimum above fixed the Directors shall not, except for the purpose of filling up vacancies, set so long as the number is below the minimum.

                                       48.

The office of a Director shall ipso facto be vacated-

      (a) If he becomes insolvent or suspends payment or compounds with his creditors;

      (b)   If he becomes lunatic or of unsound mind;

      (c) If he ceases to hold the number of shares, if any, required to qualify him for office, or fails to acquire the same within two months after his election or appointment;

      (d) if he absents himself from the meetings of the Directors for a period of six months without special leave of absence from the Board, and the Board resolves that his office be vacated;

      (e)   if by notice in writing to the Company he resigns office;

      (f) if he be removed from office by an Ordinary resolution of the Company;

      (g) If he becomes prohibited from being a Director by reason of any Order made under the Companies Act.

                                       49.

      No Director shall be disqualified by his office from holding an office or place of profit under the Company, or under any company in which this Company shall be a shareholder or otherwise interested, or from contracting with the Company either as vendor, purchaser or otherwise, nor shall any such contract, or arrangement entered into by or on behalf of the Company in which any Director shall be in any way interested be avoided, nor shall any Director be liable to account to the Company for any profit arising from any such office or place of profit, or realized by any such contract or arrangement, by reason only of such Director holding that office, or the fiduciary relation thereby established, but it is declared that the nature of his interest must be disclosed by him at the meeting of the Directors at which the contract or arrangement is first taken into consideration, if his interest then exists, or in any other case at the first meeting of the Directors after the acquisition of his interest. If a Director becomes interested in a contract or arrangement after it is made or entered into, the disclosure of his interest shall be made at the first meeting of the Directors after he becomes so interested. No Director shall, as a Director, vote in respect of any contract or arrangement in which he is so interested as aforesaid, nor shall he be counted in determining whether a quorum is present for the purpose of voting on such contract or arrangement, and if he does so vote, his vote shall not be counted but this prohibition shall not apply to any contract by or on behalf of the Company to give to the Directors, or any of them, any security for advances, or by way of indemnity, or to contract or deal with a corporation of which the Directors of this Company or any of them may be directors or members or employees. No Director shall be appointed to any office or place of profit in this Company or to any office or place of profit or a Director under a company subsidiary to this Company, unless the appointment and the remuneration be determined by a disinterested quorum of Directors.

      A General Notice that a Director is a member of any specified firm or company, and is to be regarded as interested in all transactions with that firm or company, shall be a sufficient disclosure under this clause as regards such Director and the said transactions, and after such general notice, it shall not be necessary for such Director to give a special notice relating to any particular transaction with that firm or Company. Nothing herein contained shall be taken or construed to prevent or debar any Director as a shareholder from taking part in and voting upon all questions submitted to a shareholders' meeting, whether such Director shall be personally interested or concerned in such question or not, subject to the provisions of the Companies Act.

      The foregoing provisions of this Article are subject to the restrictions imposed by Article 101.

                              ELECTION OF DIRECTORS

                                       50.

      At each Annual Meeting of shareholders all of the Directors shall retire and their successors shall be elected by the shareholders. A retiring Director shall act as a Director throughout the meeting at which he retires.

                                       51.

      Retiring Directors shall be eligible for re-election. The power to elect Directors at meetings other than Annual Meetings shall be exercisable only by Special Resolution.

                                       52.

      Subject to the preceding clause, the Company in general meeting at which any Directors retire in manner aforesaid, may fill up the vacated offices by electing a like number of persons to be Directors, and may fill up any other vacancies.

                                       53.

      If at any general meeting at which an election of Directors ought to take place, the place of any retiring Director is not filled up he shall, if willing, continue in office until the Annual Meeting in the next year, and so on from year to year until his place is filled up, unless it shall be determined at such meeting on due notice, to reduce the number of Directors in office.

                                       54.

[Pursuant to a special resolution adopted at the Annual Meeting of Shareholders held February 8, 1991, Article 54 has been deleted in its entirety]

                                       55.

      The Company may by Ordinary Resolution remove any Director before the expiration of his period of office and may by Ordinary Resolution appoint another qualified person in his stead.

                                       56.

      The Directors shall comply with the provisions of the Companies Act in regard to keeping a register of Directors or Managers, and notify changes to the Registrar of Companies.

                            PROCEEDINGS OF DIRECTORS

                                       57.

      The Directors may meet together at any place, within the United States of America, South Africa or any other jurisdiction in the world, at such time and upon such notice, if any, as the Board of Directors may by resolution, from time to time, determine, for the dispatch of business. Provided that, immediately after the Annual Meeting of Shareholders in each year there shall be held a meeting of such of the Directors as are then present (provided they shall constitute a quorum) without further notice, for the election and/or appointment of officers of the Company, and the transaction of such other business as may come before them. The Directors may adjourn and otherwise regulate their meetings as they think fit, and may determine the quorum necessary for the transaction of business, provided, however, that in no event shall the quorum be less than one-third of the Directors in office or less than five Directors, and no business shall be transacted at any meeting unless Directors who are citizens and residents of the United States are present in a number constituting at least 50% of the quorum.

                                       58.

      A Director may at any time, and the Secretary upon the requisition of a Director shall, convene a meeting of the Directors. A Director shall be entitled to reasonable notice of all meetings of Directors. The Directors shall convene an Extraordinary Meeting of the Company as required by the Companies Act.

                                       59.

      A Director shall not have the power to appoint an alternate to act in his stead.

                                       60.

      Questions arising at any meeting shall be decided by a majority of votes, and in case of an equality of votes, the Chairman shall have a second or casting vote.

                                       61.

      If at any meeting the Chairman of the Board is not present within half-an-hour of the time appointed for holding the same, the Directors present shall choose some one of their number to be Chairman of such meeting.

                                       62.

      A meeting of the Directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions by or under the Articles of the Company for the time being vested in or exercisable by the Directors generally.

                                       63.

      All acts done at any meeting of the Directors, or by any person acting as a Director shall, notwithstanding that it shall afterwards be discovered that there was some defect in the appointment of such Directors or persons acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

                                       64.

      A Resolution in writing signed by all the Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and constituted.

                                       65.

      A Director may be employed by or hold any office of profit under the Company in conjunction with the office of Director other than that of Auditor of the Company, and on such terms as to remuneration and otherwise as a disinterested quorum of Directors may arrange.

                                      SEAL

                                       66.

      The Company may be provided with a Common Seal on which its name shall be engraved in legible characters, and the Company may from time to time exercise the powers given by the Companies Act with respect to official seals in foreign countries, and such powers shall be vested in the Directors. The Common Seal of the Company shall not be affixed to any instrument except by the authority of a Resolution of the Directors and in the presence of at least one Director and of the Secretary, or such other person as the Directors may appoint for the purpose, and that Director and the Secretary or other person as aforesaid, shall sign every instrument to which the Seal of the Company is so affixed in their presence. Every instrument to which the Seal is so affixed and which is so signed, shall be binding on the Company.

                               POWERS OF DIRECTORS

                                       67.

      The management of the business of the Company shall be vested in the Directors, and the Directors, in addition to the powers and authorities by these presents expressly conferred upon them may, subject to the second proviso hereinafter mentioned, exercise all such powers and do all such acts and things as may be exercised or done by the Company, and are not hereby or by the Companies Act directed or required to be exercised or done by the Company in general meeting, but subject, nevertheless, to the provisions of the Companies Act and of these presents; and provided further that although the Directors shall have power to enter into a provisional contract for the sale or abandonment of all, or the major portion of the property or assets of the Company or the absolute alienation of the hole or the major portion of the movable and immovable property of the Company and the rights belonging thereto or connected therewith, such provisional contract shall only become binding on the Company in the event of the same being ratified and confirmed by a Resolution passed by a majority of the votes of the Members present in person or by proxy at an Extraordinary Meeting convened for that purpose. All the provisions of these presents as to general meetings shall apply mutatis mutandis to meetings convened under this Article.

                                     67 BIS.

      (a) The Directors may delegate any of their powers to a committee or committees consisting of such members of their body as they think fit. Any committee so formed shall, in the exercise of the powers so delegated, conform to any rules issued by the Directors from time to time. At least a majority of the members of each such committee shall at all times be citizens and residents of the United States of America.

      (b) Any Director who serves on any committee may be paid such extra remuneration, in addition to any other remuneration to which he may be entitled as a Director, as the Directors may determine.

                                       68.

      The Directors may take all steps which may be necessary or expedient in order to enable the shares of the Company to be introduced into and dealt in, any country, dominion, colony or state, and to procure the same to be listed on or recognized by and specially quoted upon any Stock Exchange in any country, and may accept responsibility for and pay and discharge all taxes, duties, fees, expenses or other sums which may be payable in relation to any of the matters aforesaid, and may subscribe and comply with the laws and regulations of any such country and the rules and regulations of any such exchange.

                                TRANSFER OFFICES

                                       69.

      Without prejudice to the general powers conferred by these presents, it is hereby expressly declared that the Directors shall be entrusted with the power to open Transfer offices of the Company and to cause a register of the members of the Company to be kept in New York and elsewhere, and to close the same at discretion, and to appoint and remove agents to represent the Company for the issue, sub-division and transmission of shares, subject to the provisions of these presents, and for such other purposes of the Directors may (subject to these Articles) determine.

                                    DIVIDEND

                                       70.

      The Directors may declare dividends to be paid to the members in proportion to the number of their shares.

                                       71.

      No dividend shall be payable except out of the profits of the Company, and no dividend shall carry interest as against the Company. Any dividend remaining unclaimed for a space of 12 (twelve) years from the declaration thereof may be forfeited by Resolution of the Directors for the benefit of the Company. The Directors may at any time annul such forfeiture upon such conditions (if any) as they think fit. All unclaimed dividends may be invested or otherwise made use of by the Directors for the benefit of the Company.

                                       72.

      In case several persons are registered as the joint holders of any share, any one of such persons may give effectual receipts for all dividends and payments on account of dividends in respect of such shares. Each dividend may be paid by check or otherwise, as the Directors may from time to time determine and may be sent by post to the last registered address of the member entitled thereto or any other address requested by him, or in the case of joint registered holders, to that one of them first named in the register in respect of such joint holding.

                                       73.

      The Directors declaring a dividend may resolve that such dividend be paid wholly or in part by the distribution of specific assets, and in particular, of paid-up shares of the Company, or paid-up shares of any other company, or in any or more of such ways.

                                 CAPITALIZATION

                                       74.

      Any general meeting may resolve that any moneys, investments or other assets forming part of the undivided profits of the Company standing to the credit of the Reserve Fund, or any capital reserve fund, or in the hands of the Company and available for dividend (or representing premiums received on the issue of shares and standing to the credit of the share premium account) be capitalized and distributed amongst such of the shareholders as would be entitled to receive the same if distributed by way of dividend.

                                       75.

      For the purpose of giving effect to any resolution under the three last preceding Articles, the Directors may settle any difficulty which may arise in regard to the distribution as they think expedient, and in particular, may issue fractional certificates, and may fix the value for distribution of any specific assets, and may determine that cash payments shall be made to any members upon the footing of the value so fixed, or that fractions of less value than one Rand may be disregarded in order to adjust the rights of all parties, and may vest any such cash or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the Directors. Where requisite a proper contract shall be delivered to the Registrar for registration in accordance with the Companies Act and the Directors may appoint any person to sign such contract on behalf of the persons entitled to the dividend or capitalized fund, and such appointment shall be effective.

                                  RESERVE FUND

                                       76.

      The Directors may, before declaring any dividend, set aside out of the amount available for dividend, such sum as they think proper as a Reserve Fund or an addition thereto. The Directors may employ the Reserve Fund in the business of the Company.

                                       77.

      The Reserve Fund shall at the discretion of the Directors be applicable for the equalization of dividends, or for making provision for exceptional losses, expenses or contingencies, or the extension or development of the Company's business, or for writing down the value of any of the assets of the Company, or for repairing, improving and maintaining any buildings, plant, machinery or works connected with the business of the Company, or to cover the loss in wear and tear or other depreciation in value of any property of the Company, or for any of the objects of the Company as defined by the Company's Memorandum of Association, or for any other purpose to which the profits of the Company may at any time be properly applied, and the Directors may at any time divide among the members by way of bonus or special dividends any part of the Reserve Fund which they in their discretion may determine not to be required for the purposes aforesaid.

                                    ACCOUNTS

                                       78.

      The Directors shall cause true accounts to be kept of the sums of money received and expended by the Company, and the matters in respect of which such receipts and expenditure takes place, and of the assets, credits and liabilities of the Company. The books of account shall be kept at the office of the Company, or at such place or places as the Directors think fit.

                                       79.

      The Directors shall from time to time determine whether and to what extent and at what times and places, and under what conditions or regulations, the accounts and books of the Company, or any of them, shall be open to the inspection of members, and no member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Companies Act or authorized by the Directors.

                                       80.

      At the Annual Meeting to be held in every year, the Directors shall lay before the Company a Profit and Loss Account and a Balance Sheet, containing a summary of the property and liabilities of the Company, made up to a date not more than six months before the meeting.

                                       81.

      Every such Profit and Loss Account and Balance Sheet shall be accompanied by a Report of the Directors as to the state and condition of the Company; and the Profit and Loss Account, Report and Balance Sheet shall be signed by two Directors and countersigned by the Secretary.

                                       82.

      A copy of every such Profit and Loss Account, Balance Sheet and Report shall be sent at least 21 (twenty-one) days previously to the meeting to each of the registered holders of shares whose address is given in the Register of Members.

                                      AUDIT

                                       83.

      Once at least in every year the Accounts of the Company shall be examined, and the correctness of the Profit and Loss Account and Balance Sheet ascertained by one or more Auditor or Auditors.

                                       84.

      The duly appointed Auditors of the Company shall, subject to the provisions of the Companies Act hold office until another appointment or other appointments to the office shall be made at the Annual Meeting of the Company, and the provisions of the Companies Act shall apply to and be complied with in connection with any appointment proposed to be made, or made, of an Auditor or Auditors of the Company. The remuneration of the Auditor or Auditors shall be fixed by the Company at the Annual Meeting.

                                       85.

      An Auditor may not be a member of the Company. No Director, Manager, Secretary, or other officer of the Company shall be eligible for the post of Auditor during his continuance in office.

                                       86.

      The appointment, powers, rights, remunerations and duties of the Auditors shall be regulated by the provisions of the Companies Act. Any casual vacancy occurring in the office of an Auditor may be filled up by the Directors, and any person so appointed shall, subject to the provisions of the Companies Act, continue in office until the Annual Meeting next after his appointment but while any such vacancy continues the surviving and continuing Auditor or Auditors (if any) may continue to act.

                                       87.

      The Auditors shall be supplied with copies of the Balance Sheet and Profit and Loss Account to be laid before the Company in general meeting. The Auditors shall make a report to the members upon the Balance Sheet and Profit and Loss

Account in terms of the Companies Act and such report shall be read to the members at such meeting. The Auditors shall at all reasonable times have access to the books and accounts of the Company, and they may, in relation thereto, examine the Directors or other officers of the Company.

                                       88.

      Every account of the Directors, when audited and approved by a general meeting shall be conclusive, except as regards any error discovered therein within three months next after the approval thereof, subject to any requirements of the Companies Act or Section 17(h) of the Investment Company Act of 1940 of the United States of America.

                                     NOTICES

                                       89.

      A notice shall be given or served by the Company upon any member either personally or by sending it through the post in a prepaid letter, envelope or wrapper addressed to such member at his registered address.

                                       90.

      Each holder of registered shares shall notify in writing to the Company an address, which address shall be his registered address within the meaning of the last preceding Article.

                                       91.

      All notices may, with respect to any registered shares to which persons are jointly entitled, be given to whichever of such persons is named first on the register and notice so given shall be sufficient notice to all the holders of such shares.

                                       92.

      Any notice sent by post shall be deemed to have been served on the day on which the letter, envelope or wrapper containing the same is posted, and in proving such service it shall be sufficient to prove that the letter, envelope or wrapper containing the notice was properly addressed and put in the Post Office.

                                       93.

      Every person who by operation of law, transfer or other means whatsoever shall become entitled to any share, shall be bound by every notice in respect of such share which, previously to his name and address being entered in the Register, shall have been given to the person from whom he derives his title to such share.

                                       94.

      Any notice or document delivered or sent by post to, or left at the registered address of any member in pursuance of these presents, shall, notwithstanding that such member was then deceased, and whether or not the Company have notice of his decease, be deemed to have been duly served in respect of any registered shares, whether held solely or jointly with other persons by such member until some other person be registered in his stead, as the Joint holder thereof, and such service shall, for all purposes or these presents, be deemed a sufficient service of such notice or document on his or her heirs, executors or administrators, and all persons (if any) jointly interested with him or her in any such shares.

                                       95.

      Where a given number of days notice, or notice extending over any other period is required to be given, the day of service shall not, except if it be otherwise provided, be counted in such number of days or other period.

                                       96.

      The signature to any notice given by the Company may be written or printed.

                                       97.

      Any notice required to be given by the Company to the members, or any of them, and not expressly provided for by these presents, shall be sufficiently given if given by advertisement. Any notice required to be, or which may be given by advertisement shall, subject to the provisions of the Companies Act, be advertised in a leading New York newspaper and in a newspaper circulating in the town or district where the office of the Company is situated. Any notice given by advertisement shall be deemed to have been served on the first day when the newspaper containing such advertisement shall be published.

                           UNITED STATES REQUIREMENTS

                                      101.

      Notwithstanding anything elsewhere provided the following Articles shall be deemed to apply and shall be given effect to, whether or not inconsistent with the provisions of any other Articles; and the Articles of the Company and the provisions of the Memorandum of Association of the Company shall be enforceable at the instance of a member and/or the United States Securities and Exchange Commission to the extent and for the purposes determined by agreement between the Board of Directors of the Company and the said Commission from time to time; and the Board of Directors are hereby empowered especially to agree to such conditions and to enter into such undertakings and contracts with the said Commission as it may require to secure registration of the Company under Section 7(d) of the Investment Company Act of 1940 of the United States of America and to comply with the requirements of the said Act and any rules, regulations or orders of the said Commission, and in particular to consent to the jurisdiction of the said Commission or any relevant or appropriate Courts of Law in the United States of America on all matters required by the said Commission.

      For the purposes hereof the By-Laws shall be deemed to be Articles of Association of the Company or sub-articles thereof and shall be construed accordingly and given effect to as such.

BY-LAW ONE: DEFINITIONS, INTERPRETATIONS AND REFERENCES.

ARTICLE 1.1 DEFINITIONS INCORPORATED BY REFERENCE

      Wherever used in the Memorandum of Association of the Company or in these By-Laws, the following terms, which are defined in the Investment Company Act of 1940 of the United States of America, shall have the meanings assigned to them by said Act except as otherwise provided in Article 1.2 hereof:

Advisory board
Affiliated company
Affiliated person
Assignment
Bank
Broker
Closed-end company
Company (other than "the Company")
Control
Convicted
Dealer
Director
Diversified company
Exchange
Interstate  commerce
Investment  adviser
Investment  banker
Investment  company
Issuer
Lend
Borrow
Majority-owned  subsidiary
Management company
Means or  instrumentalities  of Interstate Commerce
National securities exchange
Non-diversified  company
Open-end company
Periodic payment plan
Person
Principal underwriter
Promoter
Prospectus
Redeemable  security
Reorganization

Sale
Sell
Sales load
Security
Short term paper
State
Underwriter
Unit  investment  trust
Value
Vote of a majority of the outstanding  voting
Securities
Voting security
Wholly-owned subsidiary.

ARTICLE 1.2 OTHER DEFINITIONS

      (a) All references in these By-Laws to the "Companies Act" shall mean the Companies Act, 1926 (as amended) of the Republic of South Africa.

      (b) The term "Investment Company Act", as used in these By-Laws shall mean the Investment Company Act of 1940 of the United States of America and any amendments thereof that may hereafter be adopted.

      (c) The term "Commission", as used in these By-Laws, shall mean the Securities and Exchange Commission of the United States of America or any official or agency of the United States of America succeeding to the functions thereof.

      (d) The term "governmental body having jurisdiction over the Company", as used in the Memorandum of Association of the Company, shall include the Commission.

      (e) The term "Government securities", as used in these By-Laws shall mean securities issued or guaranteed as to principal or interest by the United States of America, the Republic of South Africa, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States of America, or the Government of the Republic of South Africa pursuant to authority granted by the Congress of the United States of America or by the Parliament of the Republic of South Africa, as the case may be, or any certificate of deposit of the foregoing.

      (f) The term "Insurance company", as used in these By-Laws, shall mean a company which is organized as an insurance company, those primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies, and which is subject to the supervision of the Insurance Commissioner or a similar official or agency of a nation, state or province; or any receiver or similar official or any liquidating agent for such a company, in his capacity as such.

      (g) The term "Investment adviser", as used in the Memorandum of Association of the Company and Article 8.1 of these By-Laws shall include an investment adviser as defined in Section 202(11) of the Investment Advisers Act of 1940 of the United States of America.

      (h) The term "established securities exchange" as used in these By-Laws shall mean any national securities exchange and The Johannesburg Stock Exchange and the London Stock Exchange.

      (i)   The term  "banking  institution"  as used in Article 3.1 and Article
            8.1 of these By-Laws shall mean a bank and any institution wherever organized performing functions similar to those performed by a bank.

ARTICLE 1.3 REFERENCE TO INVESTMENT COMPANY ACT

      Any question of interpretation of any term or provision of the Company's Memorandum of Association or of these By-laws having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to interpretations, if any, of the corresponding term or provision of the Investment Company Act by the courts of the United States of America or, in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretations of the Commission validly issued pursuant to said Act.

ARTICLE 1.4 REFERENCE TO COMMISSION RULES

      To the extent that the express provisions of the Memorandum of Association of the Company do not require the contrary, the activities and relations of the Company and of its officers, directors and security holders as such, the provisions of these By-Laws and the application hereof and of the Memorandum of Association shall, when and so long as the Company shall be registered under the Investment Company Act, be governed by and subject to such rules, regulations and orders as the Commission shall, in the valid exercise of its authority under said Act, make, issue, amend, or rescind as necessary or appropriate to the exercise of the powers conferred upon the Commission by said Act and as shall be applicable to the Company or to any of its officers, directors or security holders as such or to investment companies of the closed-end management type organized under the laws of the United States of America or of any State, territory or possession thereof and registered under said Act, including (but not limited to) rules, regulations and orders furnishing conditional or unconditional exemptions from any provision of said Act or of any rule or regulation thereunder, defining accounting, technical and trade terms used in said Act, prescribing the form or forms in which information required in registration statements, applications and reports to the Commission shall be set forth, or authorizing the filing of any information or documents required to be filed with the Commission by the incorporation by reference of information or documents theretofore or concurrently filed with said Commission. (Investment Company Act, S.6(c) S.38(a) and S.38(b).)

ARTICLE 1.5 PROTECTION OF ACTION IN RELIANCE ON COMMISSION RULES

      Irrespective of any provision of these By-Laws, no director, officer or other employee of the Company shall be liable to the Company or to any holder of its securities, for any act done or omitted in good faith in conformity with any rule, regulation or order of the Commission, notwithstanding that such rule, regulation, or order may, after such act or omission, be amended or rescinded or be determined by judicial or other authority to be invalid for any reason. The aforegoing is subject, however, to the requirements of the Companies Act. (Investment Company Act, S.38(c).)

BY-LAW TWO:       SITUATION OF OFFICES

ARTICLE 2.1 SITUATION OF OFFICES

      (a) The head office of the Company shall be in Johannesburg, the Republic of South Africa, and the registered office shall as required by law be situated in the Republic of South Africa.

      (b) The Company, in addition to its head office, may establish and maintain such offices and places of business within the Republic of South Africa and agencies within or without the said Republic as the Board of Directors may, from time to time, determine.

BY-LAW THREE:     BOARD OF DIRECTORS

ARTICLE 3.1 Number and Qualifications of Directors:
            ADVISORY BOARD

      (a) The Board of Directors of the Company shall consist of not less than five nor more than fifteen Directors and the total number of Directors to hold office at any time shall be fixed from time to time by the Board of Directors. Not less than a majority of the Directors in office at any time must be citizens and residents of the United States of America. When and so long as the Company shall be registered under the Investment Company Act, not more than sixty percent (60%) of the members of the Board of Directors shall be persons who are Investment Advisors of, affiliated persons of an Investment Advisor, or Officers or employees, of the Company, nor shall a majority of the Board of Directors consist of Persons who are officers or Directors of` any one banking institution. If the Company shall at any time have an advisory board, such board, as a distinct entity, shall be subject to the same restrictions as to its membership as are imposed upon the Board of Directors by this paragraph (a). (Investment Company Act, S.10(a), S.10(c) and S.10(g).)

      (b) If by reason of the death, disqualification or bona fide resignation of any Director or Directors, the requirements of paragraph (a) of this Article 3.1 shall not be met, the operation of such requirements shall be suspended for a period of 30 (thirty) days if the vacancy or vacancies may be filled by action of the Board of Directors, and for a period of 60 (sixty) days if a vote of Shareholders is required to fill the vacancy or vacancies, or for such longer period as the Commission may prescribe, by rules and regulations upon its own motion or by order upon application, as not inconsistent with the protection of investors. (Investment Company Act, S.10(e).)

ARTICLE 3.2       POWER TO ALLOT AND SELL STOCK

      When and so long as the Company shall be registered under the Investment Company Act, it shall not issue any warrant or right to subscribe to or purchase a security of which the Company is the issuer, except in the form of warrants or rights to subscribe expiring not later than 120 (one hundred and twenty) days after their issuance and issued exclusively and ratably to a class or classes of the Company's security holders; except that any warrant may be issued in exchange for outstanding warrants in connection with a plan of reorganization. (Investment Company Act, S-18(d).)

ARTICLE 3.3       POWER TO DECLARE DIVIDENDS

      (a) In the event that the Company shall, at any time while it is registered under the Investment Company Act, pay any dividend, or make any distribution in the nature of a dividend payment, wholly or partly from any source other than

            (i) the Company's accumulated undistributed net income, determined in accordance with good accounting practice and not including profits or losses realized upon the sale of securities or other properties, or

            (ii) the Company's net income so determined for the current or preceding financial year, such payment shall be accompanied by a written statement which adequately discloses the source or sources of such payment, such statement to be in such form as the Commission may prescribe by rules and regulations in the public interest and for the protection of investors. (Investment Company Act, S.19.)

ARTICLE 3.4       POWER TO BORROW AND HYPOTHECATE

      (a) When authorized by resolution of the Board of Directors, the Company may borrow money upon the credit of the Company, may issue bills of exchange, promissory notes or other instruments as evidence of the indebtedness contracted, and may mortgage, hypothecate, charge or secure any such indebtedness, PROVIDED,
                                                                 --------
            that when and so long as the Company shall be registered under the Investment Company Act, it shall not borrow any money except as follows:

            (1) The Company may borrow money of any currency, in any amount and on any terms that the Board of Directors may deem advisable, provided that no such borrowing shall (a) result in the Company's total indebtedness for borrowed money immediately after such borrowing having an asset coverage of less than 300 per centum (securities listed on The

                  Johannesburg Stock Exchange to be valued for this purpose at their then current market value on such exchange), or (b) be secured by the pledge, mortgage or hypothecation of any of the Company's assets.

            (2) The Board of Directors by resolution may delegate to any of its members or to any of the executive officers of the Company the powers described in paragraph (a) of this Article 3.4 either with respect to a particular transaction or in general.

ARTICLE 3.5 TIME, PLACE AND NOTICE OF MEETING

      (a) Immediately after the Annual Meeting of Shareholders in each year there shall be held a meeting of such of the Directors as are then present (provided they shall constitute a quorum) without further notice, for the election and/or appointment of officers of the Company, and the transaction of such other business as may come before them.

      (b) The Directors may meet together at any place, within the United States of America, South Africa or any other jurisdiction in the world at such time and upon notice, if any, as the Board of Directors may by resolution, from time to time, determine.

      (c) Any meeting of the Board of Directors convened otherwise than in conformity with the foregoing provisions of this Article 3.5 shall be a Special Meeting.

      (d) Special Meetings of the Board may be called at any time by the Chairman or the Deputy Chairman or any two Directors and notice specifying the place, day and hour of each such meeting shall be served upon each of the Directors or left at his usual residence or place of business, or shall be mailed, postage prepaid, or sent by telegram or cable, addressed to each of the Directors at his address as it appears on the books of the Company, at least 2
            (two) days prior to the date fixed for such meeting. If the address of any Director does not appear in the books of the Company then such notice shall be mailed to such Director at such address as the person sending the notice may consider to be the most likely to result in such notice promptly reaching such Director. Any Special meeting so called may be held at the head office of the Company or any other place, within or without the Republic of South Africa, which shall have been approved by resolution of the Directors.

      (e) Special Meetings of the Board of Directors may be held at any time and place and for any purpose without notice when all of the Directors are present or when all Directors not present shall have, in writing, waived notice of the holding of such meeting. All or any of the Directors may waive notice of any meeting either before or after the meeting is held.

ARTICLE 3.6       RESIGNATIONS, VACANCIES, ADDITIONAL DIRECTORS

      Any Director may at any meeting of the Directors tender his resignation and the remaining Directors may at such meeting accept the same and forthwith fill the vacancy thereby created. In case of a vacancy occurring in the Board of Directors between Annual Meetings of Shareholders called for the purpose of electing a Director or Directors, as a result of death, resignation, disqualification, an increase in the total number of Directors holding office at any time or other cause, the Directors then in office by the affirmative vote of a majority of such said remaining Directors shall have power to fill such vacancy, provided that immediately after filling such vacancy at least two-thirds of the Directors then holding office shall have been elected to such office by the Shareholders. In the event that at any time less than a majority of the Directors of the Company holding office at that time were so elected by the Shareholders a meeting of the Shareholders shall be held promptly as possible and in any event within 60 (sixty) days for the purpose of electing Directors to fill any existing vacancies in the Board of Directors unless the Commission shall by order extend such period. (Investment Company Act, S.16(a).)

BY-LAW FOUR:      OFFICERS

ARTICLE 4.1       EXECUTIVE OFFICERS

      The Executive Officers of the Company shall be the Chairman of the Board, the Deputy Chairman, a Treasurer and a Secretary and such other officers as the Board of Directors may approve, including one or more Vice-Presidents. There may also be appointed as Executive Officers one or more Assistant Secretaries and/or Assistant Treasurers. Such Officers shall be elected or appointed by the Board of Directors at its first meeting after the First General Meeting of Shareholders and thereafter at the First Meeting of the Board of Directors after each Annual Meeting of Shareholders and such Officers of the Company shall hold office until their successors are chosen and qualified in their stead. There may also be appointed such other officers as the Board of Directors may, from time to time, deem necessary. Such officers shall respectively perform such duties, in addition to those specified in the By-Laws of the Company as shall, from time to time, be prescribed by the Board of Directors. A majority of the officers, including the Chairman of the Board, shall at all times be citizens and residents of the United States of America.

ARTICLE 4.2       CHAIRMAN OF THE BOARD

      The Chairman of the Board shall be chosen from among the Directors. He shall preside at all meetings of the Shareholders and at all meetings of the Board of Directors at which he shall be present and shall be ex officio a member of all committees of the Board of Directors. He shall be the chief executive officer of the Company and have the direction and control of the general policies of the Company and may require all officers, whether elected or appointed, to report to him, in writing or otherwise, either generally or in respect to any particular matter or matters relating to the affairs of the Company. He shall have such other powers and perform such other duties as may be assigned to him from time to time by the Board of Directors. In the performance of all his duties and the exercise of all his powers, he shall be responsible solely to the Board of Directors.

Article 4.3       DEPUTY CHAIRMAN

      The Deputy Chairman shall be chosen from among the Directors. In the absence of the Chairman of the Board, he shall preside at all meetings of the Shareholders and at all meetings of the Board of Directors and shall exercise the powers and perform the duties of the Chairman of the Board. Subject to such direction and control as the Chairman of the Board may exercise, the Deputy Chairman shall exercise a general control of and supervision over the Company's affairs. He shall have such other powers and duties as the Board of Directors may, from time to time, determine.

ARTICLE 4.4       TREASURER AND ASSISTANT TREASURERS

      (a) The Treasurer shall have general-charge of the finances of the Company. He shall render to the Board of Directors, whenever directed by the Board, an account of the financial condition of the Company and of all his transactions as Treasurer, and as soon as possible after the close of each financial year he shall make and submit to the Board of Directors a like report for such financial year. He shall have charge and custody of and be responsible for the keeping of the books of account required under the Companies Act. He shall perform all the acts incidental to the office of Treasurer, subject to the control of the Board of Directors.

      (b) Assistant Treasurers may perform any of the duties of the Treasurer.

ARTICLE 4.5       SECRETARY AND ASSISTANT SECRETARIES

      (a) The Secretary shall attend to the giving and service of all notices of the Company and shall keep the minutes of all meetings of the Shareholders and of the Board of Directors in a book or books to be kept for that purpose. He shall keep in safe custody the seal of the Company. He shall have charge of the records of the Company including books containing the names and addresses of the Shareholders and members of the Board of Directors of the Company, together with copies of all reports made by the Company, and such other books and papers as the Board of Directors may direct. He shall be responsible for the keeping and filing of all books, reports, certificates and other documents required by law to be kept and filed by the Company. He shall perform such other duties as appertain to his office or as may be required by the Board of Directors. Whenever the Secretary shall also be the Treasurer he may at the option of the Board be designated the "Secretary-Treasurer".

      (b)   Assistant Secretaries may perform the duties of the Secretary.

ARTICLE 4.6       REMOVAL

      The Board of Directors, by an affirmative vote of the majority of the Board, may remove any or all of the Executive Officers or other officers or employees, either with or without cause, at any meeting called for that purpose and may elect or appoint others in their place or places.

BY-LAW FIVE:      CAPITAL STOCK CERTIFICATES AND TRANSFERS

ARTICLE 5.1       TRANSFER REGULATIONS AND RESTRICTIONS

      The Board of Directors may make regulations generally, from time to time, with reference to the transfer and transmission of the shares in the capital stock of the Company, PROVIDED, that when and so long as the Company shall be registered under the Investment Company Act, it shall not restrict the transferability or negotiability of any shares of its capital stock except in conformity with the statements with respect thereto contained in its registration statement under said Act or in contravention of such rules and regulations as the Commission may prescribe in the interests of the holders of all of the outstanding securities of the Company. (Investment Company Act, S.22(f).)

BY-LAW SIX: ACCOUNTS, AUDIT AND REPORTS

ARTICLE 6.1       ACCOUNTS

      (a) The Directors shall cause to be kept proper books of account with respect to all sums of money received and expended by the Company and the matters in respect of which such receipts and expenditures take place, all sales and purchases of goods by the Company, the assets and liabilities of the Company and all other financial transactions affecting the financial position of the Company.

      (b) The books of account shall be kept at the head office of the Company or at such other place in the Republic of South Africa as the Directors think fit, and shall at all times be open to inspection by the Directors.

      (c) In case the operating accounts of the Company are kept at some place outside the Republic of South Africa, there shall be kept at the head office of the Company such comprehensive records as shall enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three months period.

ARTICLE 6.2       AUDIT

      (a) At least once in every financial period the accounts of the Company shall be examined and the correctness of the Statement of Income and Expenditures and of the Balance Sheet ascertained by its Auditor or Auditors.

      (b) The appointment, rights and duties of the Auditor or Auditors of the Company shall be regulated by the Companies Act, provided, that, when and so long as the Company shall be registered under the Investment Company Act, it shall have as one of its Auditors an independent public accountant or a firm of independent public accountants qualified to act as an independent public accountant for the Company under the said Act and the rules thereunder and regularly doing all or a substantial portion of their business in the United States of America and having a permanent office and place of business therein, who shall sign and certify financial statements filed by the Company with the Commission, whose certificates or reports of such financial statements shall be addressed both to the Board of Directors and to the security holders and whose selection and employment shall be subject to the following conditions:

            (1) Such accountant or accountants shall have been selected, at a meeting held within 30 (thirty) days before or after the beginning of the financial year of the Company or before the Annual Meeting of Shareholders in that calendar year, by the vote, cast in person, of a majority of those members of the Board of Directors who are not investment advisers of, affiliated persons of an investment adviser of, officers, or employees of the Company.

            (2) The selection of the independent accountant shall have been submitted for ratification or rejection at the next succeeding Annual Meeting of Shareholders in that fiscal year. Any vacancy occurring between Annual Meetings, due to the death or resignation of the accountant, may be filled by the vote, cast in person at a meeting called for the purpose of voting on such action, of a majority of those members of the Board of Directors who are not investment advisers of, affiliated persons of an investment adviser of, officers, or employees of the Company.

            (3) The employment of such accountant or accountants shall have been conditioned upon the right of the Company by vote of a majority of the outstanding voting securities at any meeting called for the purpose to terminate such employment forthwith without any penalty, provided, that if the employment of such accountant or accountants be so terminated, the vacancy so occurring may be filled by a vote of a majority of the outstanding voting securities, either at the meeting at which the termination occurred or if not so filled then at a subsequent meeting which shall be called for the purpose. (Investment Company Act, S-32(a).)

ARTICLE 6.3       REPORTS TO SHAREHOLDERS

      When and so long as the Company shall be registered under the Investment Company Act, it shall transmit to its Shareholders, at least semi-annually, reports containing such of the following information and financial statements or their equivalent, as of a reasonably current date, as the Commission may prescribe by rules and regulations for the protection of investors, which reports shall not be misleading in any material respect in the light of the reports required to be filed pursuant to Article 6.4 hereof:

            (1) a balance sheet accompanied by a statement of the aggregate value of investments on the date of such balance sheet;

            (2) a list showing the amounts and values of securities owned on the date of such balance sheet;

            (3) a statement of income, for the period covered by the report, which shall be itemized at least with respect to each category of income and expense representing more than 5% (five per centum) of the total income or expense;

            (4) a statement of surplus, which shall be itemized at least with respect to each charge or credit to the surplus account which represents more than 5% (five per centum) of the total charges or credits during the period covered by the report;

            (5) a statement of the aggregate remuneration paid by the Company during the period covered by the report (A) to all directors and to all members of any advisory board for regular compensation; (B) to each director and to each member of an advisory board for special compensation; (C) to all officers; and (D) to each person of any officer or director of the Company is an affiliated person; and

            (6)   a statement of the aggregate  dollar  amounts of purchases and
                  sales  of  investment   securities,   other  than   Government
                  securities, made during the period covered by the report;

PROVIDED, that if in the judgment of the Commission any items required under this Article 6.3 is inapplicable or inappropriate, the Commission may by rules and regulations permit in lieu thereof the inclusion of such item of a comparable character as it may deem applicable or appropriate. (Investment Company Act, S.30(d).)

ARTICLE 6.4       REPORTS TO COMMISSION

      (a) When and so long as the Company shall be registered under the Investment Company Act, it shall file annually with the Commission such information, documents and reports as investment companies having securities registered on a national securities exchange are required to file annually pursuant to Section 13(a) of the Securities Exchange Act of 1934 of the United States of America and the rules and regulations issued thereunder. (Investment Company Act, S.30(a).)

      (b) When and so long as the Company shall be registered under the Investment Company Act, it shall file with the Commission

            (1) such information and documents (other than financial statements) as the Commission may require, on a semi-annual or quarterly basis, to keep reasonably current the information and documents contained in the registration statement of the Company under the Investment Company Act, and

            (2) copies of every periodic or interim report or similar communication containing financial statements and transmitted to any class of the Company's security holders such copies to be filed not later than 10 (ten) days after such transmission;

PROVIDED, that any information or documents contained in a report or other communication to security holders filed pursuant to sub-paragraph (2) of this paragraph (b) may be incorporated by reference in any report subsequently or concurrently filed pursuant to sub-paragraph (1) of this paragraph (b). (Investment Company Act, S.30(b).)

ARTICLE 6.5       AUDITORS' CERTIFICATE

      Financial statements contained in annual reports required by Articles 6.3 and 6.4 hereof shall, if required by the rules and regulations of the Commission, be accompanied by a certificate of independent public accountants. The certificate of such independent public accountants shall be based upon an audit not less in scope or procedures followed than that which independent public accountants would ordinarily make for the purpose of presenting comprehensive and dependable financial statements, and shall contain such information as the Commission may prescribe, by rules and regulations in the public interest or for the protection of investors, as to the nature and scope of the audit and the findings and opinion of the accountants. Each such report shall state that such independent public accountants have verified securities owned, either by actual examination, or by receipt of a certificate from the Custodian of the Company's assets, as the Commission may prescribe by rules and regulations. (Investment Company Act, S.30(g).)

ARTICLE 6.6       MAINTENANCE OF RECORDS

      When and so long as the Company shall be registered under the Investment Company Act, it shall maintain and preserve for such period or periods as the Commission may prescribe by rules and regulations, such accounts, books, and other documents as constitute the record forming the basis for financial statements required to be filed by Article 6.3 and 6.4 hereof, and of the auditors' certificates relating thereto. All such accounts, books and other records shall be subject at any time and from time to time to such reasonable periodic, special, and other examinations by the Commission, or any member or representative thereof, as the Commission may prescribe. The Company shall furnish to the Commission, within such reasonable time as the Commission may prescribe, copies of or extracts from such records as may be prepared without undue effort, expense, or delay, as the Commission may by order require. (Investment Company Act, S.31(a) and S.31(b).)

ARTICLE 6.7       COMMISSION RULES AS TO UNIFORMITY

      Unless exempted by order of the Commission, the Company shall, when and so long as it shall be registered under the Investment Company Act, maintain its accounting, records and prepare the financial statements required by Articles
6.3 and 6.4 hereof in accordance with such rules and regulations as may be issued by the Commission, in the public interest or for the protection of investors, providing for a reasonable degree of uniformity in the accounting policies and principles to be followed by registered investment companies in the maintenance and preparation of such records and statements.

(Investment Company Act, S-31(c) and S-31(d).)

ARTICLE 6.8       PARTICIPATION BY OFFICERS AND EMPLOYEES

      The officers and employees of the Company, if any, who may participate in the preparation of any financial statement of the Company to be filed with the Commission shall be selected by the Board of Directors. Any such selection may be general or confined to specific instances or individuals.

(Investment Company Act, S.32(b).)

BY-LAW SEVEN:     CUSTODIAN

Article 7.1       Maintenance of Funds, Duplicate
                  RECORDS ETC., IN UNITED STATES

      The Company shall place and at all times maintain a duplicate set of all its books and records (including account books reflecting all portfolio transactions, minute books, stock ledger books, and corporate proceedings) in the United States of America in the custody of a Custodian. The Company shall place and at all times maintain at least 5% of its assets in the U.S. in the custody of a U.S. Bank ("5% Requirement"). The Company's remaining assets (which may include U.S. dollars invested in time deposits and bank certificates of deposit) will be kept in the custody of a U.S. custodian, except:

      (a) subject to the 5% Requirement, up to 100% of securities eligible to be held in a South African Central Securities Depository ("CSD") may be kept in the CSD through its custodian and subcustodian;

      (b) $200,000 may be kept in cash to cover administrative expenses, to be kept in a checking account with a South African bank;

      (c) up to 3% of its assets may be kept in South Africa in short-term rand-denominated investments issued or guaranteed by the Republic of South Africa; and

      (d) up to 5% of its assets may be kept in rand-denominated interest bearing bank accounts with "eligible foreign custodians" or "overseas branches of qualified United States banks," as those terms are defined in Rule 17f-5 under the 1940 Act (as it may be amended).

      ASA will settle its purchases and sales of portfolio securities in the U.S. by use of the mails or means of interstate commerce, except for: (a) purchases and sales on an "established securities exchange" (defined as a national securities exchange as defined in section 2(a)(26) of the 1940 Act, the Johannesburg Stock Exchange, the London Stock Exchange, the Tokyo Stock Exchange, the Toronto Stock Exchange, the Stock Exchange of Melbourne, Ltd., and the Effektenborsenverein Zurich Exchange (collectively the "Established Exchanges")) and (b) purchases and sales, through ASA's custodian or custodian's agent, in South Africa of South African Treasury Bills from or to the South

African Treasury, South African Reserve Bank securities, or CSD-eligible securities. Assets purchased on an Established Exchange will be maintained in the U.S. with Chase, unless prohibited by law or regulation or financially impracticable. If removal of securities purchased on the Established Exchanges becomes either prohibited by law or regulation or financially impracticable, up to 5% of the Company's assets may be held by an eligible foreign custodian or overseas branch of the custodian in each of London, Japan, Australia, Switzerland, and Canada. ASA will withdraw its assets from the care of a subcustodian as soon as practicable, and in any event within 180 days of the date when a majority of the Board of Directors makes the determination that a particular subcustodian may no longer be considered eligible under Rule 17f-5 of the 1940 Act, as it may be amended, or may no longer be considered an overseas branch of the custodian, or that continuance of the subcustodian arrangement would not be consistent with the best interests of ASA and its shareholders. (Investment Company Act, S.17(f)).

      Notwithstanding anything to the contrary in this Section 7.1, the Company shall at all times maintain its assets in conformity with any order issued by the Commission.

ARTICLE 7.2       QUALIFICATIONS, APPOINTEMENTS, ETC.

      The Custodian shall be a bank, as defined in paragraph (5) of Section 2(a) of the Investment Company Act, having the qualifications prescribed in paragraph
(1) of Section 26(a) of the Investment Company Act. The Custodian shall be appointed from time to time by the Board of Directors which shall fix its remuneration and the conditions under which it shall act which shall be set forth in a contract which shall provide, amongst other things, that the Custodian will (i) consummate all purchases and sales of securities by the Company (other than (a) purchases and sales on an established securities exchange, (b) purchases and sales of rand denominated investments issued or guaranteed by the Republic of South Africa, and (c) the exercise, if the Commission so permits, of rights issued to the Company as a shareholder or other companies for the purchase of securities) through the delivery of securities and receipt of cash, or vice versa as the case may be, within the United States, and
(ii) consummate all purchases and sales of gold or certificates of deposit for gold by the Company through the delivery of such certificates and receipt of cash, or vice versa as the case may be within the United States, and (iii) distribute the Company's assets, or the proceeds thereof, to the Company's creditors and shareholders, upon service upon the Custodian of an order of the Commission or a court of competent jurisdiction directing such distribution as provided in the Undertakings and Agreements of the Company in paragraphs (3) and
(5) of Section V of the Company's Application for order Permitting Registration under the Investment Company Act. The Custodian may appoint one or more subcustodians located outside the United States of America to hold assets which, pursuant to Article 7.1 of these By-Laws, may be maintained by the Company outside of the United States of America. Any such subcustodian shall either be an eligible foreign custodian, as such term is defined in the rules and regulations of the United States Securities and Exchange Commission, an overseas branch of the Custodian or a subcustodian otherwise approved by the Commission. The Custodian and any such subcustodians shall act as trustees of, and maintain in their sole custody in the United States or in such other jurisdiction as may be permitted by Article 7.1 of these By-Laws, all the Company's securities and cash conditions under which the Custodian shall act fixed by the Board of

Directors shall authorize or permit the directors, officers, employees or agents of the Company to withdraw any of the securities or similar investments of the Company upon the mere receipt of such directors, officers, employees or agents. (Investment Company Act, S.11(f).)

BY-LAW EIGHT:     INELIGIBILITY OF CERTAIN PERSONS

ARTICLE 8.1       INELIGIBILITY OR OFFICER, DIRECTOR, ETC.

      Except to the extent permitted by an order of exemption of the Commission, the following persons shall not be eligible to serve or act in the capacity of officer, director, member of an advisory board, investment adviser, depositor or principal underwriter of the Company at any time while the Company shall be registered under the Investment Company Act:

            (1) any person who at any time has been convicted of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, or investment adviser, or as an affiliated person, salesman, or employee of any investment company, banking institution or insurance company;

            (2) any person who, by reason of any misconduct, is permanently or temporarily enjoined by order, judgment or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, or investment adviser, or as an affiliated person, salesman, or employee of any investment company, banking institution, or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security; or

            (3) subject however to the provisions of the Companies Act a company any affiliated person of which is ineligible, by reason of paragraph (1) or (2) of this Article 8.1, to serve or act in the foregoing capacities. (Investment Company Act, S.9(a).)

For the purposes of paragraphs (1), (2) and (3) of this Article 8.1 the term "investment adviser" shall include an investment adviser as defined in Section 202(11) of the Investment Advisers Act of 1940 of the United States of America.

ARTICLE 8.2       INELIGIBILITY AS BROKER, UNDERWRITER, ETC.

      (a) When and so long as the Company shall be registered under the Investment Company Act, it shall not

            (1) employ as a regular broker any director, officer, or employee of the Company, or any person of which any such director, officer, or employee is an affiliated person, unless a majority of the Board of Directors of the Company shall be persons who are not such brokers or affiliated persons of any of such brokers;

            (2) use as a principal underwriter of securities issued by it any director, officer, or employee of the Company or any person of which any such director, officer, or employee is an affiliated person, unless a majority of the Board of Directors of the Company shall be persons who are not such principal underwriters or affiliated persons of any of such principal underwriters; or

            (3) have as director, officer, or employee any investment banker, or any affiliated person of an investment banker, unless a majority of the Board of Directors of the Company shall be persons who are not investment bankers or affiliated persons of any investment banker. (Investment Company Act, S.10(b).)

      (b)   If by reason of the death, disqualification, or BONA FIDE
                                                            ---- ----
            resignation of any Director or Directors, the requirements of paragraph (a) of this Article 8.2 shall not be met, the operation of such requirements shall be suspended for a period of 30 (thirty) days if the vacancy or vacancies may be filled by action of the Board of Directors, and for a period of 60 (sixty) days if a vote of Shareholders is required to fill the vacancy or vacancies, or for such longer period as the Commission may prescribe, by rules and regulations upon its motion or by order upon application, as not inconsistent with the protection of investors. (Investment Company, Act, S.10(e).)

BY-LAW NINE:      TRANSACTIONS WITH AFFILIATES

ARTICLE 9.1       RESTRICTIONS ON PURCHASES, SALES, LOANS, ETC.

      (a) Except to the extent that the Commission may, by rules and regulations upon its motion or by order upon application, have exempted a transaction or classes of transactions from any of the provisions of Section 10 of the Investment Company Act or may otherwise permit, the Company shall not, when and so long as it shall be registered under the Investment Company Act, knowingly purchase or otherwise acquire, during the existence of any underwriting or selling syndicate, any security (except a security of which the Company is the issuer) a principal underwriter of which is an officer, director, member of an advisory board, investment adviser, or employee of the Company, or is a person of which any such officer, director, member of an advisory board, investment adviser, or employee is an affiliated person. (Investment Company Act, S.10(f).)

      (b) Except to the extent permitted by an order of exemption issued by the Commission, the Company, when and so long as it shall be registered under the Investment Company Act, shall not itself, nor shall it permit any company controlled by it, to

            (1) knowingly purchase any security or other property from any affiliated person or promoter of or principal underwriter for the Company, or any affiliated person of such a person, promoter, or principal underwriter, acting as principal, unless such purchase involves solely

                  (i)   securities of which the buyer is the issuer, or

                  (ii) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities; or

            (2)   knowingly  sell  any  security  or  other   property   (except
                  securities of which the seller is the issuer) to any affiliated person or promoter of or principal underwriter for the Company or any affiliated person of such a person, promoter, or principal underwriter, acting as principal; or

            (3) lend money or other property (unless the borrower is controlled by the lender) to any affiliated person or promoter of or principal underwriter for the Company, or any affiliated person of such a person, promoter, or principal underwriter, acting as principal, except to a company which owns all of the outstanding securities of the Company other than directors' qualifying shares; or

            (4) make any purchase or sale of any property if, to the knowledge of the Company, any affiliated person of the Company, or any affiliated person of such person, acting as agent, is to accept from any source any compensation (other than a regular salary or wages from the Company) for such purchase or sale, unless such purchase or sale is in the course of such person's business as an underwriter or broker; or

            (5) make any purchase or sale of securities if, to the knowledge of the Company, any affiliated person of the Company, or any affiliated person of such person, acting as broker, is to receive from any source a commission, fee, or other remuneration for effecting such transaction which exceeds M the usual and customary broker's commission if the sale is effected on a securities exchange, or (ii) two per cent (2%) of the sales price if the sale is effected in connection with a secondary distribution of such securities, or (iii) one per cent (1%) of the purchase or sale price of such securities if the sale is otherwise effected unless the Commission shall, by rules and regulations or order in the public interest and consistent with the protection of investors, permit a larger commission.

Nothing in this Article 9.1 shall, however, prevent the Company from purchasing from any person merchandise sold in the ordinary course of such person's business or from entering into a lessor-lessee relationship with any person and receiving or furnishing the services incidental thereto, (Investment Company Act, S.17(a), S.17(b), S.17(c) and S.17(e) and S.21(b).)

ARTICLE 9.2       Participation with Affiliates

      When and so long as the Company any shall be registered under the Investment Company Act; the Company shall not itself, nor shall it permit any company controlled by it, to be a joint or a joint and several participant with any affiliated person of or principal underwriter for the Company or any affiliated person of such person or principal underwriter in any transaction effected by such person, principal underwriter or affiliated person as principal, in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by the Company or such controlled company on a basis different from or less advantageous than that of such other participant. Nothing contained in this Article 9.2 shall be deemed to preclude any such controlled company from participating in any underwriting syndicate or other group of which any affiliated person is acting as manager, merely because such person is receiving compensation for so acting. (Investment Company Act, S.17(d).)

BY-LAW TEN:       INVESTMENT POLICY

ARTICLE 10.1      DIVERSITY - ACQUISITION OF AFFILIATES

      When and so long as the Company shall be registered under the Investment Company Act, it shall not knowingly acquire or continue directly or indirectly to own, control or hold with power to vote, any security in contravention of any rules or orders of the Commission or any security in contravention of the following restrictions:

            So long as the Company shall be registered under the Investment Company Act, neither it nor any company or companies controlled by it will purchase or otherwise acquire any security issued by or any other interest in the business of (1) any other investment company of which the Company or any company or companies controlled by the Company shall not at the time of such purchase or acquisition own in the aggregate at least 25% (twenty-five per centum) of the total outstanding voting stock, if the Company and any company or companies controlled by it own in the aggregate or as a result of such purchase or acquisition will own in the aggregate more than 5% (five per centum) of the total outstanding voting stock of such other investment company if the policy of such other investment company is the concentration of investments in a particular industry or group of industries, or more than 3% (three per centum) of the total outstanding voting stock of' such other investment company if the policy of such other investment company is not the concentration of investments in a particular industry or group of industries, except a security received as a dividend or as a result of an offer of exchange approved pursuant to Section 11 of the Investment Company Act or of a plan of reorganization of any company (other than a plan devised for the purpose of evading the foregoing provisions) or (2) any insurance company of which the Company or any company or companies controlled by it shall not at the time of such purchase or acquisition own in the aggregate at least 25% (twenty-five per centum) of the total outstanding voting stock, if the Company and any company or companies controlled by it own in the aggregate or as a result of such purchase or acquisition will own in the aggregate more than 10% (ten per centum) of the total outstanding voting stock of such insurance company, except a security received as a dividend or as a result of a plan of reorganization of any company (other than a plan devised for the purpose of evading the foregoing provisions). (Investment Company Act S.12(d)(1) and S.12(d)(2).)

ARTICLE 10.2      CHANGES IN INVESTMENT POLICY

      When and so long as the Company shall be registered under the Investment Company Act, unless authorized by a vote of the lesser of (1) more than 50% of the outstanding voting securities of the Company; or (2) 67% or more of the outstanding voting securities of the Company at a shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, the Company shall not:

            (1) change the nature of its business so as to cease to be an investment company;

            (2)   change from a closed-end company to an open-end company;

            (3) change from a non-diversified company to a diversified company;

            (4) borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons, except that in each case in accordance with the recitals of policy contained in its registration statement under the Investment Company Act in respect thereto;

            (5) deviate from its policy in respect of concentration of investments in any particular industry or group of industries AS RECITED IN ITS REGISTRATION STATEMENT under the Investment Company Act; or

            (6) deviate from any of the fundamental policies recited in its registration statement. (Investment Company Act, S.5, and S.13(a).)

BY-LAW ELEVEN:    INVESTMENT ADVISERS AND PRINCIPAL UNDERWRITERS

ARTICLE 11.1      INVESTMENT ADVISERS

      The Company, upon a resolution of the Board of Directors, may from time to time enter into one or more investment advisory contracts, PROVIDED, that, so long as the Company shall be registered under the Investment Company Act, it shall not engage any person to serve or act as investment adviser of the Company, except pursuant to a written contract which has been approved by the vote of a majority of the outstanding voting securities of the Company and which

            (1)   precisely describes all compensation to be paid thereunder;

            (2) shall continue in effect for a period more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Company;

            (3) provides, in substance, that it may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Company on not more than 60 (sixty) days' written notice to the investment adviser;

            (4) provides, in substance, for its automatic termination in the event of its assignment;

            (5)   provides that

                  (i) the investment adviser shall maintain in the United States and preserve therein for such period or periods as the Commission shall prescribe by rules and regulations applicable to the investment advisers of investment companies registered under the Investment Company Act, such accounts, books, and other documents as are necessary or appropriate to record the transactions of the investment adviser with the Company;

                  (ii) such amounts, books and other records shall be subject at any time and from time to time to such reasonable periodic, special, and other examinations by the Commission, or any member or representative thereof, as the Commission may prescribe;

                  (iii) the investment  adviser shall furnish to the Commission, within such reasonable time as the Commission may prescribe, copies of or extracts from such records which may be prepared without undue effort, expense, or delay, as the Commission may by order require; and

            (6) contains no provision which protects or purports to protect the investment adviser against any liability to the Company or its security holders to which such investment adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence, in the performance of its duties, or by reason of the reckless disregard by such investment adviser of its obligations and duties under such contract. (Investment Company Act S.15(a), S.17(i), S.31(a) and S.31(b).)

ARTICLE 11.2      PRINCIPAL UNDERWRITERS

      (a) The Company, upon a resolution of the Board of Directors, may employ one or more principal underwriters to offer for sale, sell, or deliver after sale any security of which the Company is the issuer, provided, that each such principal underwriter is a citizen and resident of the United States of America or a corporation, partnership or association which is organized under the laws of one of the United States of America and is resident and having its principal place of business in the United States of America and is a member in good standing of a securities association registered under Section 15A of the Securities Exchange Act of 1934 of the United States of America.

      (b) The contract or agreement under which such principal underwriter undertakes to act for the Company shall contain no provision which protects or purports to protect the principal underwriter against any liability to the Company or its security holders to which such principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of the reckless disregard by such principal underwriter of its obligations and duties under such contract or agreement. (Investment Company Act, S.17(i).)

ARTICLE 11.3      APPROVAL BY INDEPENDENT DIRECTORS OR BY STOCKHOLDERS

      In addition to the requirements of Article 11.1 and 11.2 hereof the Company shall not enter into, renew, or perform any contract or agreement, written, or oral, whereby a person undertakes regularly to serve or act as investment adviser of the Company, unless the terms of such contract or agreement, and any renewal thereof have been approved (1) by a majority of the Directors who are not parties to such contract or agreement or affiliated persons of any such party, or (2) by the vote of a majority of the outstanding voting securities of the Company. (Investment Company Act, S.15(c).)

ARTICLE 11.4      EXCLUSIONS OF ADVISORY BOARD

      Nothing contained in this By-Law Eleven shall be deemed to require or contemplate any action by an advisory board, if any, of the Company or by any of the members of such a board. (Investment Company Act, S.15(f).)

BY-LAW TWELVE:          PROXIES, VOTING TRUSTS, CIRCULAR OWNERSHIP

ARTICLE 12.1    SOLICITATION OF PROXIES

      When and so long as the Company is registered under the Investment Company Act, neither the Company nor any of its officers, directors, employees or investment advisers shall, by use of the United States mails or any means or instrumentality of interstate commerce, or otherwise, solicit or permit the use of its or his name to solicit any proxy or consent or authorization in respect of any security of which the Company is the issuer in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors. (Investment Company Act, S.20(a).)

ARTICLE 12.2      VOTING TRUST CERTIFICATES

      When and so long as the Company is registered under the Investment Company Act, neither the Company nor any of its officers, directors, employees or investment advisers shall, by use of the United States mails or any means or instrumentality of interstate commerce, or otherwise, offer for sale, sell, or deliver after sale, in connection with a public offering, any voting trust certificate relating to any security of the Company. (Investment Company Act, S.20(b).)

ARTICLE 12.3      CROSS-OWNERSHIP AND CIRCULAR OWNERSHIP

      (a) The Company shall not purchase any voting security if, to the knowledge of the Company, cross-ownership or circular ownership exists, or after such acquisition will exist, between the Company and the issuer of such security. Cross-ownership shall be deemed to exist between two companies when each of such companies beneficially owns more than 3% (three per centum) of the outstanding voting securities of the other company. Circular ownership shall be deemed to exist between two companies if such companies are included within a group of three or more companies, each of which

            (1) beneficially owns more than 3% (three per centum) of the outstanding voting securities of one or more other companies of the group and officer at the time of imposition of such costs or incurring of such expenses or liabilities), such costs, expenses and liabilities to include the cost to each director or officer of reasonable settlements. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law, and shall enure to the benefit of the heirs, executors and administrators of any such director or officers, provided, however that nothing herein, nor any provision of the Memorandum of Association or Articles of the Company shall be deemed to protect or indemnify any director, officer or auditor of the Company against any liability to the Company or to its security holders to which he would. otherwise be subject by reason of (i) the Investment Company Act and the Rules and Regulations of the commission promulgated thereunder, including liability for the failure to enter into, or for the breach of, any agreement or undertaking entered into with, or pursuant to the direction of, the Commission or
                  (ii) the Securities Act of 1933 and the Securities Exchange Act of 1934 of the United States of America or the Rules and Regulations of the Commission promulgated under both such Acts; or by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, subject however to the requirements of the Companies Act. (Investment Company Act, S.17(h).)

            (2) has more than 3% (three per centum) of its own outstanding voting securities beneficially owned by another company, or by each of two or more other companies, of the group. (Investment Company Act. S.20(c).)

      (b) If such cross-ownership or circular ownership between the Company and any other company or companies shall come into existence (without the Company's knowledge) upon the purchase by the Company of the securities of another company, the Company shall, within one year, after it first knows of the existence of such cross-ownership or circular ownership, eliminate the same. (Investment Company Act. S.20(d).)

BY-LAW THIRTEEN:  REORGANIZATIONS AND EXCHANGES

ARTICLE 13.1      REORGANIZATIONS

      When and so long as the Company is registered under the Investment Company Act, neither the Company nor any of its officers, directors, employees or investment advisers shall, by use of the United States mails or any means or instrumentality of interstate commerce, or otherwise, solicit or permit the use of its or his name to solicit any proxy, consent, authorization, power of attorney, ratification, deposit, or dissent in respect of any plan of reorganization of the Company unless a copy of such plan and any deposit agreement relating thereto and of any proxy, consent, authorization, power of attorney, ratification, instrument of deposit, or instrument of dissent in respect thereto is filed with, or mailed to, the Commission for its information within twenty-four hours after the commencement of any such solicitation. The Company may, and if so requested by the holders of 25% (twenty-five per centum) of any class of its outstanding securities, shall prior to any solicitation of security holders with respect to such plan of reorganization, request the Commission to render an advisory report in respect of the fairness of such plan and its effect upon any classes of security holders of the Company. The Company shall mail promptly a copy of such advisory report, if any is so rendered, to all its security holders affected by such plan, PROVIDED, that such advisory report shall have been received by the Company at least 48 (forty-eight) hours (not including Sundays and holidays) before final action is taken in relation to such plan at any meeting of security holders called to act in relation thereto, or any adjournment of any such meeting, or if no meeting be called, then prior to the final date of acceptance of such plan by security holders. (Investment Company Act. S.25.)

BY-LAW FOURTEEN:  LIQUIDATION UPON CERTAIN CONTINGENCIES

ARTICLE 14.1      LIQUIDATION UPON CERTAIN CONTINGENCIES

      Any shareholder of the Company acting in good faith or the Commission shall have the right to initiate a proper proceeding before the Commission or a court of competent jurisdiction for the liquidation of the Company or the sale of its assets and the distribution of such assets or the proceeds thereof to shareholders and creditors in the event that the Commission or such court finds, after notice and opportunity for hearing, that the Company has ceased to be registered under the Investment Company Act, or has violated any provision of said Act, or has violated any provision of the order granted to the Company under Section 7(d) of said or other defect shall not have been cured by the Company within such period of time as shall be granted by the Commission or such courts for the protection of the best interest of the Company's shareholders.

BY-LAW FIFTEEN:   CHANGES IN BY-LAWS AND MEMORANDUM OF ASSOCIATION

ARTICLE 15.1      CHANGES IN BY-LAWS AND MEMORANDUM OF ASSOCIATION

      When and so long as the Company shall be registered under the Investment Company Act, neither these By-Laws not the Memorandum of Association of the Company may be changed in any manner inconsistent with the Investment Company Act and the rules and regulations thereunder and the undertakings and
arrangements   entered  into  with  the  Commission  unless  authorized  by  the
Commission.

BY-LAW SIXTEEN:         RESPONSIBILITY OF DIRECTORS

ARTICLE 16.1      RESPONSIBILITY OF DIRECTORS

      The Company shall indemnify each present and future director and officer of the Company against any costs, expenses and liabilities which may be imposed on or reasonably incurred by him in connection with any claim, action, suit or proceeding in which he may be involved by reason of his being or having been a director or officer of the Company (whether or not he continues to be a director or officer at the time of imposition of such costs or incurring of such expenses or liabilities), such costs, expenses and liabilities to include the cost to each director or officer of reasonable settlements. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law, and shall enure to the benefit of the heirs, executors and administrators of any such director or officers, PROVIDED, however that nothing herein, nor any provision of the Memorandum of Association or Articles of the Company shall be deemed to protect or indemnify any director, officer or auditor of the Company against any liability to the Company or to its security holders to which he would otherwise be subject by reason of (i) the Investment Company Act and the Rules and Regulations of the Commission promulgated thereunder, including liability for the failure to enter into, or for the breach of, any agreement or undertaking entered into with, or pursuant to the direction of, the Commission or (ii) the Securities Act of 1933 and the America or the Rules and Regulations of the Commission promulgated under both such Acts; or by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, subject however to the requirements of Section 70(sext) of the South African Companies Act of 1926. (Investment Company Act. S.17(h).)